UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05447

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	6-30

Date of reporting period:	06-30-2022

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

June 30, 2022

Disciplined Core Value Fund
Investor Class (BIGRX)
I Class (AMGIX)
A Class (AMADX)
C Class (ACGCX)
R Class (AICRX)
R5 Class (AICGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Second-Half Sell-Off Sank Stock Returns

Stock market performance changed dramatically during the 12-month period. In the first half, generally upbeat economic activity and corporate earnings supported solid six-month returns for most broad U.S. and global stock indices. Performance remained positive despite rapidly rising inflation and waning central bank support.

The market climate changed considerably in the period’s second half. Inflation, which was already at multiyear highs, rose to levels last seen in the early 1980s. The massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns and labor market shortages further aggravated the inflation rate. Russia’s invasion of Ukraine in February also exacerbated global inflationary pressures.

The Federal Reserve responded to surging inflation in March, launching an aggressive rate-hike campaign and ending its asset purchase program. Policymakers indicated taming inflation is their priority, even if the economy slips into recession in the process. Despite a rate-hike total of 1.5 percentage points through June 30, U.S. inflation climbed to a 41-year high of 9.1%.

The combination of accelerating inflation, tighter monetary policy, geopolitical strife and slowing economic growth fueled sharp market volatility and eventually triggered recession fears. U.S. and global stocks erased their first-half gains and plunged for the 12-month period. U.S. stocks generally fared better than non-U.S. stocks, and value stocks outperformed growth stocks. Commodities were a bright spot, rallying amid severe supply/demand imbalances and geopolitical tensions.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates a tense geopolitical backdrop. We will continue to monitor this evolving situation and what it broadly means for our clients and investment exposure.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
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Performance

Total Returns as of June 30, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BIGRX	-9.84%	8.82%	10.90%	—	12/17/90
Russell 1000 Value Index	—	-6.82%	7.16%	10.49%	—	—
I Class	AMGIX	-9.67%	9.04%	11.12%	—	1/28/98
A Class	AMADX				—	12/15/97
No sales charge		-10.07%	8.54%	10.63%	—
With sales charge		-15.24%	7.27%	9.97%	—
C Class	ACGCX	-10.76%	7.73%	9.80%	—	6/28/01
R Class	AICRX	-10.30%	8.28%	10.35%	—	8/29/03
R5 Class	AICGX	-9.64%	9.04%	—	8.99%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2022
Investor Class — $28,159

Russell 1000 Value Index — $27,139

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.66%	0.46%	0.91%	1.66%	1.16%	0.46%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Portfolio Commentary

Portfolio Managers: Steven Rossi and Yulin Long

Performance Summary

Disciplined Core Value returned -9.84%* for the year ended June 30, 2022, compared with the -6.82% return of its benchmark, the Russell 1000 Value Index.

Disciplined Core Value lost ground during the fiscal year and underperformed its benchmark, the Russell 1000 Value Index. Disciplined Core Value’s stock selection process incorporates factors of valuation, quality, growth and sentiment, while striving to minimize unintended risks along industries and other risk characteristics. The fund’s returns were primarily driven by allocation and security selection decisions in the consumer discretionary sector. Security selection results among industrials and materials holdings also detracted. In contrast, stock selection in the health care and information technology sectors aided relative performance.

Consumer Discretionary Sector Detracted Most from Relative Performance

Positioning in the consumer discretionary sector was a main source of the portfolio’s underperformance. An overweight to the specialty retail industry detracted, as did overweight positions in Williams-Sonoma and Bath & Body Works. Shares of Williams-Sonoma performed quite well in 2021, easily outpacing the benchmark as the company reported better-than-expected revenues and earnings, but rising inflation and interest rates weighed on the shares’ performance in 2022. Shares of Bath & Body Works also easily outperformed in 2021, fueled by strong sales and earnings. But shares declined sharply in 2022 as inflation and rising rates caused valuations to compress. Stock selections in the hotels, restaurants and leisure industry also detracted. Lack of exposure to McDonald’s in particular was a drag on performance. Shares performed well in 2021, sold off early in 2022 but rebounded through the first half of the year as the company posted better-than-expected sales and earnings, driven by its drive-thru business and its digitization efforts. In the multiline retail industry, shares of Target detracted. The company cited problems with surplus inventories, which may require price reductions to eliminate. We exited our position.

Stocks selection in the industrials sector also hampered relative performance. In the aerospace and defense industry, underweight positions in Raytheon Technologies and Northrop Grumman were the primary drivers. Shares of aerospace and defense industry stocks were favored in 2022 as investors opted increasingly for companies that were perceived as likely to hold up well during a possible economic slowdown. Raytheon performed well as the company posted year-over-year improvements in both revenues and earnings. Shares of Northrop Grumman rose despite the company’s year-over-year decline in organic sales. We terminated our position in Northrop Grumman. The fund’s underweight position in The Boeing Co. detracted as well, primarily due to the timing of the fund’s purchase and exit. The company reported lower revenues and higher costs early in 2022 and said it would have to delay deliveries of its new widebody passenger jetliner. We exited our position in the second quarter of 2022. In the air freight and logistics industry, an overweight position in FedEx also detracted as rising transportation and labor costs reduced earnings. An overweight position in MasTec, a building materials company, also hindered returns in the construction and engineering industry. The company posted strong year-over-year results but lowered earnings guidance for full-year 2022. We exited our position.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
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Stocks selection in the materials sector was also an area of weakness. An overweight position in The Chemours Co., a specialty chemical company, hindered returns. Although shares performed well early in 2022, they have experienced volatility due to a slowdown in the automobiles industry and to supply chain concerns, so we sold out of our position. In the containers and packaging industry, International Paper also hurt performance. Shares enjoyed a strong run in 2021 prior to the reporting period but declined over the past 12 months despite improvement in earnings year over year. This position was liquidated.

Health Care Contributed the Most to Relative Performance

The health care sector was the leading contributor, primarily due to strong stock selection. In the health care providers and services industry, an overweight position contributed to results, as did positioning in McKesson, a drug distributor. The company reported strong results due in part to distribution of COVID-19 vaccines and its increased guidance for fiscal 2022. In the biotechnology industry, overweight positions in Moderna and AbbVie were also advantageous. Moderna has performed well due to revenues from its COVID-19 vaccine, while AbbVie’s performance was driven by sales of Skyrizi, Rinvoq and Venclexta, and revenues from its aesthetics and neuroscience business.

Stock choices in the information technology sector contributed to performance as well. In the IT services industry, avoiding Twilio, a cloud computing company, was advantageous as shares declined throughout the period. The company has experienced high growth but has not been profitable, and stocks like this have been hit by a change in investor sentiment. In the software industry, underweighting Salesforce.com also helped drive returns. Although the company reported year-over-year improvements in sales and earnings and raised its guidance for fiscal 2023, high-growth companies with high valuations have experienced declines in their shares as investors have shifted to more defensive names. We exited this position. A portfolio-only position in Broadcom, a semiconductor company, also added to returns. The company posted robust results year over year, beating expectations, and shares performed well in the first half of the reporting period. Shares came under pressure in 2022, but we exited our position in order to capitalize on the earlier runup.

A Look Ahead

Our disciplined, objective and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is an effective way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide investors with well-diversified and risk-managed exposure to broad U.S. equity market exposure with strong current income. As such, we do not see significant deviations in sector weightings versus the Russell 1000 Value Index. Nevertheless, we can point to select sectors and industries where we are finding more or less investment opportunity.

At period-end, health care was the portfolio’s largest absolute and relative weighting as the investment team’s screens identified a significant number of opportunities in the sector. The industrials and consumer discretionary sectors were also areas of notable active exposure. Conversely, the portfolio’s utilities sector underweight reflects more limited opportunities that align with the team’s stock selection model. Likewise, the portfolio maintains relative underweight positions in financials and communication services, reflecting less compelling opportunities, based on our model.

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Fund Characteristics

JUNE 30, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	99.1%
Short-Term Investments	0.8%
Other Assets and Liabilities	0.1%

Top Five Industries	% of net assets
Health Care Providers and Services	10.3%
Oil, Gas and Consumable Fuels	8.5%
Banks	8.1%
Biotechnology	6.8%
Pharmaceuticals	5.5%

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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2022 to June 30, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning Account Value 1/1/22	Ending Account Value 6/30/22	Expenses Paid During Period(1) 1/1/22 - 6/30/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$848.60	$3.03	0.66%
I Class	$1,000	$849.40	$2.11	0.46%
A Class	$1,000	$847.50	$4.17	0.91%
C Class	$1,000	$844.30	$7.59	1.66%
R Class	$1,000	$846.50	$5.31	1.16%
R5 Class	$1,000	$849.50	$2.11	0.46%
Hypothetical
Investor Class	$1,000	$1,021.52	$3.31	0.66%
I Class	$1,000	$1,022.51	$2.31	0.46%
A Class	$1,000	$1,020.28	$4.56	0.91%
C Class	$1,000	$1,016.56	$8.30	1.66%
R Class	$1,000	$1,019.04	$5.81	1.16%
R5 Class	$1,000	$1,022.51	$2.31	0.46%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
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Schedule of Investments

JUNE 30, 2022

	Shares	Value
COMMON STOCKS — 99.1%
Aerospace and Defense — 2.6%
Huntington Ingalls Industries, Inc.	112,001	$24,396,058
Lockheed Martin Corp.	30,283	13,020,478
Raytheon Technologies Corp.	282,754	27,175,487
		64,592,023
Air Freight and Logistics — 0.8%
FedEx Corp.	86,942	19,710,621
Auto Components — 0.4%
BorgWarner, Inc.	279,152	9,315,302
Automobiles — 0.6%
Honda Motor Co. Ltd.	665,900	16,055,568
Banks — 8.1%
Canadian Imperial Bank of Commerce	339,820	16,502,601
Comerica, Inc.	219,568	16,111,900
JPMorgan Chase & Co.	141,905	15,979,922
KeyCorp	1,754,117	30,223,436
Popular, Inc.	308,509	23,733,597
Royal Bank of Canada	287,612	27,849,565
Synovus Financial Corp.	647,807	23,353,442
Wells Fargo & Co.	184,325	7,220,010
Western Alliance Bancorp	239,758	16,926,915
Zions Bancorp NA	430,200	21,897,180
		199,798,568
Beverages — 0.6%
Coca-Cola Co.	226,359	14,240,245
Biotechnology — 6.8%
AbbVie, Inc.	190,852	29,230,892
Amgen, Inc.	92,103	22,408,660
Biogen, Inc.(1)	59,741	12,183,580
Exelixis, Inc.(1)	892,575	18,583,411
Gilead Sciences, Inc.	531,925	32,878,284
Moderna, Inc.(1)	51,418	7,345,061
Regeneron Pharmaceuticals, Inc.(1)	48,168	28,473,550
United Therapeutics Corp.(1)	63,537	14,971,859
		166,075,297
Building Products — 0.8%
Owens Corning	257,474	19,132,893
Capital Markets — 1.5%
Affiliated Managers Group, Inc.	154,803	18,050,030
SEI Investments Co.	120,216	6,494,068
T. Rowe Price Group, Inc.	105,744	12,013,576
		36,557,674
Chemicals — 3.0%
CF Industries Holdings, Inc.	235,200	20,163,696
Eastman Chemical Co.	70,482	6,327,169
LyondellBasell Industries NV, Class A	322,279	28,186,522
Olin Corp.	399,519	18,489,739
		73,167,126
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	Shares	Value
Commercial Services and Supplies — 0.2%
ABM Industries, Inc.	139,738	$6,067,424
Communications Equipment — 0.8%
Nokia Oyj, ADR	2,571,810	11,856,044
Telefonaktiebolaget LM Ericsson, ADR	974,383	7,210,434
		19,066,478
Containers and Packaging — 0.6%
WestRock Co.	366,888	14,616,818
Distributors — 0.4%
LKQ Corp.	182,701	8,968,792
Diversified Consumer Services — 0.4%
H&R Block, Inc.	274,506	9,695,552
Diversified Financial Services — 1.0%
Berkshire Hathaway, Inc., Class B(1)	89,744	24,501,907
Diversified Telecommunication Services — 1.2%
Lumen Technologies, Inc.	2,661,580	29,037,838
Electric Utilities — 0.9%
NRG Energy, Inc.	561,895	21,447,532
Electrical Equipment — 0.2%
Encore Wire Corp.	41,035	4,264,357
Entertainment — 2.3%
Electronic Arts, Inc.	244,163	29,702,429
Nintendo Co. Ltd.	64,000	27,523,605
		57,226,034
Equity Real Estate Investment Trusts (REITs) — 1.2%
Weyerhaeuser Co.	923,744	30,594,401
Food and Staples Retailing — 4.6%
Albertsons Cos., Inc., Class A	950,238	25,390,359
Costco Wholesale Corp.	36,582	17,533,021
Kroger Co.	1,000,085	47,334,023
Walmart, Inc.	180,319	21,923,184
		112,180,587
Food Products — 5.2%
Archer-Daniels-Midland Co.	822,687	63,840,511
Tyson Foods, Inc., Class A	730,137	62,835,590
		126,676,101
Health Care Equipment and Supplies — 1.3%
Hologic, Inc.(1)	470,454	32,602,462
Health Care Providers and Services — 10.3%
Centene Corp.(1)	487,578	41,253,975
CVS Health Corp.	728,514	67,504,107
Elevance Health, Inc.	61,403	29,631,860
Henry Schein, Inc.(1)	204,409	15,686,347
Laboratory Corp. of America Holdings	21,315	4,995,383
McKesson Corp.	191,586	62,497,269
Quest Diagnostics, Inc.	46,885	6,234,767
UnitedHealth Group, Inc.	47,818	24,560,759
		252,364,467
Hotels, Restaurants and Leisure — 0.3%
Boyd Gaming Corp.	143,298	7,129,076
Independent Power and Renewable Electricity Producers — 0.4%
Vistra Corp.	436,347	9,970,529
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	Shares	Value
Insurance — 4.3%
Allstate Corp.	145,912	$18,491,428
Everest Re Group Ltd.	205,339	57,552,415
Progressive Corp.	246,885	28,705,319
		104,749,162
Interactive Media and Services — 0.2%
Alphabet, Inc., Class A(1)	1,822	3,970,612
IT Services — 4.5%
Amdocs Ltd.	357,244	29,761,998
Cognizant Technology Solutions Corp., Class A	395,857	26,716,389
DXC Technology Co.(1)	399,087	12,096,327
International Business Machines Corp.	290,218	40,975,879
		109,550,593
Life Sciences Tools and Services — 0.6%
PerkinElmer, Inc.	107,610	15,304,294
Machinery — 2.8%
AGCO Corp.	159,608	15,753,310
CNH Industrial NV	1,293,533	14,992,047
Oshkosh Corp.	306,913	25,209,834
Snap-on, Inc.	64,980	12,803,009
		68,758,200
Metals and Mining — 0.3%
Nucor Corp.	80,300	8,384,123
Multi-Utilities — 0.2%
Brookfield Infrastructure Partners LP	103,586	3,959,057
Multiline Retail — 0.4%
Kohl's Corp.	299,500	10,689,155
Oil, Gas and Consumable Fuels — 8.5%
APA Corp.	161,238	5,627,206
Cheniere Energy, Inc.	35,049	4,662,569
Chevron Corp.	77,240	11,182,807
Devon Energy Corp.	260,876	14,376,876
Diamondback Energy, Inc.	89,805	10,879,876
Equinor ASA, ADR	1,245,194	43,282,943
Exxon Mobil Corp.	584,914	50,092,035
Oasis Petroleum, Inc.	64,407	7,835,112
Ovintiv, Inc.	175,928	7,774,258
PDC Energy, Inc.	77,294	4,762,083
Phillips 66	209,542	17,180,349
Shell PLC, ADR	467,921	24,467,589
SM Energy Co.	186,534	6,377,598
		208,501,301
Paper and Forest Products — 0.7%
Louisiana-Pacific Corp.	217,055	11,375,853
Sylvamo Corp.	161,480	5,277,166
		16,653,019
Pharmaceuticals — 5.5%
Bristol-Myers Squibb Co.	419,028	32,265,156
Johnson & Johnson	202,932	36,022,459
Merck & Co., Inc.	375,417	34,226,768
Organon & Co.	425,199	14,350,466
Takeda Pharmaceutical Co. Ltd.	288,700	8,109,101
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	Shares	Value
Viatris, Inc.	1,023,967	$10,720,935
		135,694,885
Professional Services — 4.6%
CACI International, Inc., Class A(1)	156,486	44,094,625
FTI Consulting, Inc.(1)	57,621	10,420,758
Jacobs Engineering Group, Inc.	130,006	16,527,663
KBR, Inc.	187,548	9,075,448
Leidos Holdings, Inc.	256,468	25,828,892
Science Applications International Corp.	81,980	7,632,338
		113,579,724
Real Estate Management and Development — 1.6%
CBRE Group, Inc., Class A(1)	99,742	7,342,009
Jones Lang LaSalle, Inc.(1)	184,267	32,220,927
		39,562,936
Road and Rail — 0.9%
Knight-Swift Transportation Holdings, Inc.	229,571	10,626,842
Ryder System, Inc.	68,304	4,853,682
Schneider National, Inc., Class B	290,910	6,510,566
		21,991,090
Semiconductors and Semiconductor Equipment — 1.1%
ASE Technology Holding Co. Ltd., ADR	937,969	4,849,300
Intel Corp.	574,377	21,487,443
		26,336,743
Software — 1.3%
Dropbox, Inc., Class A(1)	242,519	5,090,474
Fortinet, Inc.(1)	163,760	9,265,541
Microsoft Corp.	48,751	12,520,719
Oracle Corp. (New York)	59,039	4,125,055
		31,001,789
Specialty Retail — 3.7%
AutoNation, Inc.(1)	234,714	26,231,637
Bath & Body Works, Inc.	205,662	5,536,421
Dick's Sporting Goods, Inc.	147,987	11,153,780
Lithia Motors, Inc.	47,300	12,998,513
Penske Automotive Group, Inc.	207,817	21,756,362
Williams-Sonoma, Inc.	117,158	12,998,680
		90,675,393
Technology Hardware, Storage and Peripherals — 0.8%
Dell Technologies, Inc., Class C	186,663	8,625,697
Hewlett Packard Enterprise Co.	488,992	6,484,034
Western Digital Corp.(1)	117,144	5,251,566
		20,361,297
Wireless Telecommunication Services — 0.6%
Vodafone Group PLC, ADR	1,023,530	15,946,597
TOTAL COMMON STOCKS (Cost $2,432,261,417)		2,430,725,642
SHORT-TERM INVESTMENTS — 0.8%
Repurchase Agreements — 0.8%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 4.25%, 5/15/23 - 11/15/43, valued at $2,860,790), in a joint trading account at 1.43%, dated 6/30/22, due 7/1/22 (Delivery value $2,793,816)		2,793,705
13

	Shares	Value
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.25%, 3/31/28, valued at $17,132,979), at 1.44%, dated 6/30/22, due 7/1/22 (Delivery value $16,797,672)		$16,797,000
TOTAL SHORT-TERM INVESTMENTS (Cost $19,590,705)		19,590,705
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $2,451,852,122)		2,450,316,347
OTHER ASSETS AND LIABILITIES — 0.1%		1,521,484
TOTAL NET ASSETS — 100.0%		$2,451,837,831

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.

See Notes to Financial Statements.
14

Statement of Assets and Liabilities

JUNE 30, 2022
Assets
Investment securities, at value (cost of $2,451,852,122)	$2,450,316,347
Foreign currency holdings, at value (cost of $162,567)	163,676
Receivable for investments sold	3,125,409
Receivable for capital shares sold	759,080
Dividends and interest receivable	3,384,533
2,457,749,045

Liabilities
Disbursements in excess of demand deposit cash	161,656
Payable for investments purchased	3,193,861
Payable for capital shares redeemed	1,215,960
Accrued management fees	1,288,864
Distribution and service fees payable	50,873
5,911,214

Net Assets	$2,451,837,831

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,517,369,827
Distributable earnings	(65,531,996)
$2,451,837,831

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,739,617,127	57,756,979	$30.12
I Class, $0.01 Par Value	$466,889,688	15,464,323	$30.19
A Class, $0.01 Par Value	$171,904,713	5,722,079	$30.04*
C Class, $0.01 Par Value	$8,455,122	282,450	$29.93
R Class, $0.01 Par Value	$15,264,568	507,131	$30.10
R5 Class, $0.01 Par Value	$49,706,613	1,645,596	$30.21
*Maximum offering price $31.87 (net asset value divided by 0.9425).

See Notes to Financial Statements.
15

Statement of Operations

YEAR ENDED JUNE 30, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $465,577)	$56,681,525
Interest	61,298
56,742,823

Expenses:
Management fees	17,464,461
Distribution and service fees:
A Class	474,834
C Class	118,638
R Class	91,700
Directors' fees and expenses	181,677
Other expenses	14,244
18,345,554

Net investment income (loss)	38,397,269

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	32,887,763
Futures contract transactions	2,306,859
Foreign currency translation transactions	(124,224)
35,070,398

Change in net unrealized appreciation (depreciation) on:
Investments	(336,450,905)
Futures contracts	(1,062,948)
Translation of assets and liabilities in foreign currencies	(1,200)
(337,515,053)

Net realized and unrealized gain (loss)	(302,444,655)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(264,047,386)

See Notes to Financial Statements.
16

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2022 AND JUNE 30, 2021
Increase (Decrease) in Net Assets	June 30, 2022	June 30, 2021
Operations
Net investment income (loss)	$38,397,269	$35,780,967
Net realized gain (loss)	35,070,398	858,762,414
Change in net unrealized appreciation (depreciation)	(337,515,053)	(95,588,565)
Net increase (decrease) in net assets resulting from operations	(264,047,386)	798,954,816

Distributions to Shareholders
From earnings:
Investor Class	(475,933,439)	(254,331,165)
I Class	(138,393,623)	(54,034,778)
A Class	(47,316,315)	(20,486,205)
C Class	(2,761,020)	(1,325,433)
R Class	(4,304,355)	(1,999,924)
R5 Class	(12,366,658)	(3,500,888)
Decrease in net assets from distributions	(681,075,410)	(335,678,393)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	485,745,933	418,638,776

Net increase (decrease) in net assets	(459,376,863)	881,915,199

Net Assets
Beginning of period	2,911,214,694	2,029,299,495
End of period	$2,451,837,831	$2,911,214,694

See Notes to Financial Statements.
17

Notes to Financial Statements

JUNE 30, 2022

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Disciplined Core Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth by investing in common stocks. Income is a secondary objective.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

18

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2022 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.3380% to 0.5200%	0.2500% to 0.3100%	0.64%
I Class		0.0500% to 0.1100%	0.44%
A Class		0.2500% to 0.3100%	0.64%
C Class		0.2500% to 0.3100%	0.64%
R Class		0.2500% to 0.3100%	0.64%
R5 Class		0.0500% to 0.1100%	0.44%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2022 are detailed in the Statement of Operations.

20

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $12,851,595 and $5,027,919, respectively. The effect of interfund transactions on the Statement of Operations was $(543,915) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2022 were $6,634,703,561 and $6,694,048,566, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2022		Year ended June 30, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	700,000,000		700,000,000
Sold	4,669,254	$177,517,658	5,708,618	$230,950,608
Issued in reinvestment of distributions	13,120,782	455,216,474	6,583,099	242,539,451
Redeemed	(8,107,702)	(306,438,060)	(8,354,506)	(340,087,595)
	9,682,334	326,296,072	3,937,211	133,402,464
I Class/Shares Authorized	210,000,000		140,000,000
Sold	4,843,587	188,303,380	7,751,329	318,793,094
Issued in reinvestment of distributions	3,822,669	132,978,335	1,415,321	52,333,909
Redeemed	(6,700,140)	(252,251,987)	(3,222,185)	(129,132,207)
	1,966,116	69,029,728	5,944,465	241,994,796
A Class/Shares Authorized	50,000,000		50,000,000
Sold	1,593,304	64,416,812	953,219	38,326,670
Issued in reinvestment of distributions	1,191,186	41,206,941	481,393	17,682,254
Redeemed	(1,251,911)	(46,543,599)	(874,730)	(34,463,198)
	1,532,579	59,080,154	559,882	21,545,726
C Class/Shares Authorized	20,000,000		20,000,000
Sold	63,050	2,365,086	171,319	6,899,197
Issued in reinvestment of distributions	72,480	2,499,126	33,007	1,205,196
Redeemed	(155,116)	(5,643,676)	(110,192)	(4,350,721)
	(19,586)	(779,464)	94,134	3,753,672
R Class/Shares Authorized	20,000,000		20,000,000
Sold	149,780	5,779,473	186,216	7,613,452
Issued in reinvestment of distributions	118,390	4,104,295	50,623	1,860,231
Redeemed	(183,609)	(6,791,311)	(209,542)	(8,432,505)
	84,561	3,092,457	27,297	1,041,178
R5 Class/Shares Authorized	40,000,000		40,000,000
Sold	668,304	26,897,892	481,786	19,037,581
Issued in reinvestment of distributions	341,060	11,862,144	91,088	3,369,664
Redeemed	(252,932)	(9,733,050)	(138,196)	(5,506,305)
	756,432	29,026,986	434,678	16,900,940
Net increase (decrease)	14,002,436	$485,745,933	10,997,667	$418,638,776
21

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,334,685,202	$96,040,440	—
Short-Term Investments	—	19,590,705	—
	$2,334,685,202	$115,631,145	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $1,933,988 futures contracts purchased.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2022, the effect of equity price risk derivative instruments on the Statement of Operations was $2,306,859 in net realized gain (loss) on futures contract transactions and $(1,062,948) in change in net unrealized appreciation (depreciation) on futures contracts.

22

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2022 and June 30, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$384,667,461	$34,853,046
Long-term capital gains	$296,407,949	$300,825,347

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,453,143,792
Gross tax appreciation of investments	$176,992,916
Gross tax depreciation of investments	(179,820,361)
Net tax appreciation (depreciation) of investments	(2,827,445)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(1,200)
Net tax appreciation (depreciation)	$(2,828,645)
Undistributed ordinary income	—
Post-October capital loss deferral	$(62,703,351)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.
23

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$43.20	0.50	(3.51)	(3.01)	(0.50)	(9.57)	(10.07)	$30.12	(9.84)%	0.65%	1.31%	234%	$1,739,617
2021	$35.99	0.58	12.52	13.10	(0.58)	(5.31)	(5.89)	$43.20	39.42%	0.66%	1.44%	240%	$2,076,714
2020	$36.82	0.76	(0.07)	0.69	(0.77)	(0.75)	(1.52)	$35.99	1.70%	0.67%	2.08%	100%	$1,588,537
2019	$39.61	0.78	0.63	1.41	(0.73)	(3.47)	(4.20)	$36.82	4.43%	0.67%	2.07%	72%	$1,707,536
2018	$37.90	0.93	4.40	5.33	(0.88)	(2.74)	(3.62)	$39.61	14.32%	0.66%	2.33%	77%	$1,751,738
I Class
2022	$43.28	0.58	(3.53)	(2.95)	(0.57)	(9.57)	(10.14)	$30.19	(9.67)%	0.45%	1.51%	234%	$466,890
2021	$36.05	0.65	12.55	13.20	(0.66)	(5.31)	(5.97)	$43.28	39.70%	0.46%	1.64%	240%	$584,160
2020	$36.88	0.83	(0.07)	0.76	(0.84)	(0.75)	(1.59)	$36.05	1.90%	0.47%	2.28%	100%	$272,307
2019	$39.66	0.85	0.65	1.50	(0.81)	(3.47)	(4.28)	$36.88	4.65%	0.47%	2.27%	72%	$306,583
2018	$37.94	0.99	4.43	5.42	(0.96)	(2.74)	(3.70)	$39.66	14.55%	0.46%	2.53%	77%	$274,687
A Class
2022	$43.11	0.40	(3.50)	(3.10)	(0.40)	(9.57)	(9.97)	$30.04	(10.07)%	0.90%	1.06%	234%	$171,905
2021	$35.93	0.48	12.49	12.97	(0.48)	(5.31)	(5.79)	$43.11	39.04%	0.91%	1.19%	240%	$180,616
2020	$36.76	0.67	(0.07)	0.60	(0.68)	(0.75)	(1.43)	$35.93	1.46%	0.92%	1.83%	100%	$130,398
2019	$39.55	0.69	0.63	1.32	(0.64)	(3.47)	(4.11)	$36.76	4.18%	0.92%	1.82%	72%	$152,312
2018	$37.85	0.83	4.39	5.22	(0.78)	(2.74)	(3.52)	$39.55	14.03%	0.91%	2.08%	77%	$155,233

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2022	$43.00	0.10	(3.48)	(3.38)	(0.12)	(9.57)	(9.69)	$29.93	(10.76)%	1.65%	0.31%	234%	$8,455
2021	$35.84	0.17	12.48	12.65	(0.18)	(5.31)	(5.49)	$43.00	38.05%	1.66%	0.44%	240%	$12,987
2020	$36.68	0.39	(0.08)	0.31	(0.40)	(0.75)	(1.15)	$35.84	0.68%	1.67%	1.08%	100%	$7,452
2019	$39.48	0.41	0.63	1.04	(0.37)	(3.47)	(3.84)	$36.68	3.40%	1.67%	1.07%	72%	$9,107
2018	$37.79	0.53	4.39	4.92	(0.49)	(2.74)	(3.23)	$39.48	13.18%	1.66%	1.33%	77%	$8,557
R Class
2022	$43.18	0.31	(3.51)	(3.20)	(0.31)	(9.57)	(9.88)	$30.10	(10.30)%	1.15%	0.81%	234%	$15,265
2021	$35.97	0.38	12.51	12.89	(0.37)	(5.31)	(5.68)	$43.18	38.73%	1.16%	0.94%	240%	$18,245
2020	$36.81	0.58	(0.09)	0.49	(0.58)	(0.75)	(1.33)	$35.97	1.18%	1.17%	1.58%	100%	$14,218
2019	$39.59	0.60	0.64	1.24	(0.55)	(3.47)	(4.02)	$36.81	3.95%	1.17%	1.57%	72%	$24,676
2018	$37.89	0.73	4.40	5.13	(0.69)	(2.74)	(3.43)	$39.59	13.73%	1.16%	1.83%	77%	$25,298
R5 Class
2022	$43.29	0.58	(3.52)	(2.94)	(0.57)	(9.57)	(10.14)	$30.21	(9.64)%	0.45%	1.51%	234%	$49,707
2021	$36.06	0.63	12.57	13.20	(0.66)	(5.31)	(5.97)	$43.29	39.68%	0.46%	1.64%	240%	$38,493
2020	$36.89	0.83	(0.07)	0.76	(0.84)	(0.75)	(1.59)	$36.06	1.90%	0.47%	2.28%	100%	$16,388
2019	$39.66	0.88	0.63	1.51	(0.81)	(3.47)	(4.28)	$36.89	4.68%	0.47%	2.27%	72%	$13,615
2018	$37.95	0.91	4.50	5.41	(0.96)	(2.74)	(3.70)	$39.66	14.52%	0.46%	2.53%	77%	$4,241

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Quantitative Equity Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Disciplined Core Value Fund (the “Fund”), one of the funds constituting the American Century Quantitative Equity Funds, Inc., as of June 30, 2022, the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Disciplined Core Value Fund of the American Century Quantitative Equity Funds, Inc., as of June 30, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended June 30, 2021, and the financial highlights for each of the four years in the period ended June 30, 2021, were audited by other auditors, whose report, dated August 17, 2021, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
August 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	34	Kirby Corporation; Nabors Industries Ltd.; CYS Investments, Inc. (2012-2017)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	75	None
Jennifer Cabalquinto (1968)	Director	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	34	Sabio Holdings Inc.

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	34	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	34	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	34	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	34	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	139	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Approval of Management Agreement

At a meeting held on June 21, 2022, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors (the "Directors"), including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary service levels and quality, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided by the Advisor and its affiliates to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.
31

In keeping with its practice, the Board held two meetings and the independent Directors met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any actions being taken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management
32

services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.
33

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board also noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.

34

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Fund’s investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2022.

For corporate taxpayers, the fund hereby designates $57,590,717, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2022 as qualified for the corporate dividends received deduction.

The fund hereby designates $296,407,949, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2022.

The fund hereby designates $346,614,101 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2022.
37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92991 2208

Annual Report

June 30, 2022

Disciplined Growth Fund
Investor Class (ADSIX)
I Class (ADCIX)
Y Class (ADCYX)
A Class (ADCVX)
C Class (ADCCX)
R Class (ADRRX)
R5 Class (ADGGX)
G Class (ACDFX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Second-Half Sell-Off Sank Stock Returns

Stock market performance changed dramatically during the 12-month period. In the first half, generally upbeat economic activity and corporate earnings supported solid six-month returns for most broad U.S. and global stock indices. Performance remained positive despite rapidly rising inflation and waning central bank support.

The market climate changed considerably in the period’s second half. Inflation, which was already at multiyear highs, rose to levels last seen in the early 1980s. The massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns and labor market shortages further aggravated the inflation rate. Russia’s invasion of Ukraine in February also exacerbated global inflationary pressures.

The Federal Reserve responded to surging inflation in March, launching an aggressive rate-hike campaign and ending its asset purchase program. Policymakers indicated taming inflation is their priority, even if the economy slips into recession in the process. Despite a rate-hike total of 1.5 percentage points through June 30, U.S. inflation climbed to a 41-year high of 9.1%.

The combination of accelerating inflation, tighter monetary policy, geopolitical strife and slowing economic growth fueled sharp market volatility and eventually triggered recession fears. U.S. and global stocks erased their first-half gains and plunged for the 12-month period. U.S. stocks generally fared better than non-U.S. stocks, and value stocks outperformed growth stocks. Commodities were a bright spot, rallying amid severe supply/demand imbalances and geopolitical tensions.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates a tense geopolitical backdrop. We will continue to monitor this evolving situation and what it broadly means for our clients and investment exposure.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
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Performance

Total Returns as of June 30, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ADSIX	-19.47%	10.33%	12.01%	—	9/30/05
Russell 1000 Growth Index	—	-18.77%	14.28%	14.79%	—	—
I Class	ADCIX	-19.31%	10.54%	12.23%	—	9/30/05
Y Class	ADCYX	-19.27%	10.59%	—	10.76%	4/10/17
A Class	ADCVX					9/30/05
No sales charge		-19.69%	10.04%	11.72%	—
With sales charge		-24.32%	8.74%	11.07%	—
C Class	ADCCX	-20.27%	9.23%	10.89%	—	9/28/07
R Class	ADRRX	-19.93%	9.76%	11.44%	—	9/30/05
R5 Class	ADGGX	-19.34%	10.53%	—	10.70%	4/10/17
G Class	ACDFX	—	—	—	-10.34%	5/5/22
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2022
Investor Class — $31,092

Russell 1000 Growth Index — $39,745

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	G Class
1.01%	0.81%	0.76%	1.26%	2.01%	1.51%	0.81%	0.81%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Yulin Long and Arun Daniel

In April 2022, Arun Daniel joined the fund’s management team. Tsuyoshi Ozaki is no longer with the firm.

Performance Summary

Disciplined Growth returned -19.47%* for the fiscal year ended June 30, 2022, compared with the -18.77% return of its benchmark, the Russell 1000 Growth Index.

The fund declined in value during the fiscal year and underperformed its benchmark, the Russell 1000 Growth Index. Disciplined Growth’s stock selection process incorporates factors of valuation, quality, growth and sentiment, while striving to minimize unintended risks along industries and other risk characteristics. Positioning in the consumer discretionary and consumer staples sectors was the leading detractor from performance compared with the benchmark. The information technology and energy sectors were the primary contributors to relative performance.

Stock Selection in Consumer Discretionary Detracted Most From Relative Returns

The consumer discretionary sector weighed on relative performance. Within the hotels, restaurants and leisure industry, Booking Holdings was a notable detractor. Shares of the online travel agency moved lower as investors worried about the possibility of recession. The position was sold in favor of better relative opportunities. Specialty retailer Williams-Sonoma also lagged. The cookware and home furnishings company reported better-than-expected earnings and paid an attractive dividend, but its share price was affected by investor concerns about rising inflation, slowing demand and transportation costs.

Stock selection within the consumer staples sector was a headwind for performance. In the beverages industry, a lack of exposure to PepsiCo weighed on performance. Despite rising prices and weakening consumer sentiment, the company beat earnings expectations. In the industrials sector, an underweight position in global aerospace and defense firm Lockheed Martin detracted from relative performance. The tragic war in Ukraine had the effect of causing an increase in defense spending, boosting these shares.

The leading individual detractor was an underweight stake in pharmaceutical company Eli Lilly & Co. Lilly’s recently approved diabetes/weight loss reduction drug tirzepatide was particularly compelling. We had less exposure to the stock than the benchmark, and sold the position during the period.

Allocation and Stock Selection in Several Sectors Contributed to Relative Returns

Security selection in the information technology sector was the largest contributor to relative performance, led by stock choices in the IT services and software industries. In the IT services industry, an underweight position in PayPal Holdings helped relative returns. The financial technology company disappointed investors by delivering lower-than-expected earnings for the first quarter. The fund exited the position during the period. Among software holdings, an overweight position in Palo Alto Networks was a tailwind for the portfolio. The security software maker continued to report strong revenue growth and took market share from many competitors.

An overweight position in the energy sector helped relative performance. Energy prices rose as demand increased following the pandemic’s easing, while Russia’s invasion of Ukraine hurt supply. Positioning in Targa Resources contributed to relative performance. Investors liked the energy

*All fund returns referenced in this commentary are for Investor Class shares. Investor Class returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

infrastructure company’s steady growth. The fund sold the position during the period. Stock selection in the communication services sector also boosted relative performance. The fund was underweight Netflix, which benefited performance compared with the benchmark, and we sold the position during the period. The streaming company hasn’t grown its subscriber base as quickly as expected, which disappointed investors. Within the materials sector, stock selection in the chemicals industry was a tailwind for performance. An overweight to fertilizer maker CF Industries Holdings was a key driver behind performance. The company was well positioned when the war in Ukraine disrupted fertilizer supplies.

A Look Ahead

Our disciplined, objective and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is an effective way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. As a result of this approach, our sector and industry allocations reflect where we are finding the greatest opportunities among individual companies at a given time.

At period-end, information technology was the portfolio’s largest absolute weighting and among the largest overweight positions relative to the benchmark. Exposure to the health care sector increased as the stock selection model identified more opportunities and attractive relative values in the sector. As a result, health care ended the period as the largest overweight. The industrials sector was the largest underweight, although our absolute weighting in the sector increased. In addition, the portfolio was underweight real estate as the team’s stock selection screens identified fewer opportunities in the sector.

6

Fund Characteristics

JUNE 30, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	98.1%
Short-Term Investments	1.9%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Top Five Industries	% of net assets
Software	20.4%
Technology Hardware, Storage and Peripherals	12.4%
Semiconductors and Semiconductor Equipment	7.6%
Interactive Media and Services	5.7%
Specialty Retail	5.3%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2022 to June 30, 2022 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 1/1/22	Ending Account Value 6/30/22	Expenses Paid During Period(1) 1/1/22 - 6/30/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$718.10	$4.22	0.99%
I Class	$1,000	$718.50	$3.37	0.79%
Y Class	$1,000	$718.80	$3.15	0.74%
A Class	$1,000	$717.10	$5.28	1.24%
C Class	$1,000	$714.40	$8.46	1.99%
R Class	$1,000	$715.70	$6.34	1.49%
R5 Class	$1,000	$718.30	$3.37	0.79%
G Class	$1,000	$896.60	$0.01(2)	0.01%
Hypothetical
Investor Class	$1,000	$1,019.89	$4.96	0.99%
I Class	$1,000	$1,020.88	$3.96	0.79%
Y Class	$1,000	$1,021.13	$3.71	0.74%
A Class	$1,000	$1,018.65	$6.21	1.24%
C Class	$1,000	$1,014.93	$9.94	1.99%
R Class	$1,000	$1,017.41	$7.45	1.49%
R5 Class	$1,000	$1,020.88	$3.96	0.79%
G Class	$1,000	$1,024.74	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 57, the number of days in the period from May 5, 2022 (commencement of sale) through June 30, 2022, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.
9

Schedule of Investments

JUNE 30, 2022

	Shares	Value
COMMON STOCKS — 98.1%
Aerospace and Defense — 1.3%
Lockheed Martin Corp.	25,008	$10,752,440
Air Freight and Logistics — 1.0%
United Parcel Service, Inc., Class B	47,849	8,734,356
Automobiles — 2.5%
Tesla, Inc.(1)	32,218	21,696,246
Beverages — 2.0%
Coca-Cola Co.	221,708	13,947,650
Coca-Cola Consolidated, Inc.	5,946	3,352,950
		17,300,600
Biotechnology — 4.9%
AbbVie, Inc.	78,707	12,054,764
Exelixis, Inc.(1)	180,472	3,757,427
Incyte Corp.(1)	114,204	8,676,078
Moderna, Inc.(1)	22,654	3,236,124
Vertex Pharmaceuticals, Inc.(1)	52,116	14,685,768
		42,410,161
Capital Markets — 2.2%
Houlihan Lokey, Inc.	27,355	2,159,130
Moody's Corp.	13,728	3,733,604
S&P Global, Inc.	12,157	4,097,639
SEI Investments Co.	162,916	8,800,722
		18,791,095
Chemicals — 2.2%
CF Industries Holdings, Inc.	66,331	5,686,556
LyondellBasell Industries NV, Class A	89,678	7,843,238
Olin Corp.	120,832	5,592,105
		19,121,899
Commercial Services and Supplies — 0.3%
Rollins, Inc.	82,345	2,875,487
Communications Equipment — 1.0%
Arista Networks, Inc.(1)	65,889	6,176,435
Ubiquiti, Inc.	8,372	2,078,014
		8,254,449
Electrical Equipment — 0.6%
Atkore, Inc.(1)	40,557	3,366,637
Encore Wire Corp.	17,884	1,858,505
		5,225,142
Entertainment — 0.5%
Playtika Holding Corp.(1)	200,234	2,651,098
Take-Two Interactive Software, Inc.(1)	16,249	1,990,990
		4,642,088
Equity Real Estate Investment Trusts (REITs) — 1.0%
Weyerhaeuser Co.	267,287	8,852,545
Food and Staples Retailing — 2.1%
Albertsons Cos., Inc., Class A	227,417	6,076,582
Casey's General Stores, Inc.	18,594	3,439,518
10

	Shares	Value
Kroger Co.	186,045	$8,805,510
		18,321,610
Food Products — 0.9%
Hershey Co.	7,918	1,703,637
Pilgrim's Pride Corp.(1)	202,066	6,310,521
		8,014,158
Health Care Equipment and Supplies — 1.3%
ABIOMED, Inc.(1)	10,751	2,660,980
IDEXX Laboratories, Inc.(1)	6,169	2,163,653
Shockwave Medical, Inc.(1)	17,260	3,299,594
Tandem Diabetes Care, Inc.(1)	44,751	2,648,812
		10,773,039
Health Care Providers and Services — 3.1%
Amedisys, Inc.(1)	25,810	2,713,147
AMN Healthcare Services, Inc.(1)	26,498	2,907,096
Henry Schein, Inc.(1)	111,615	8,565,335
Molina Healthcare, Inc.(1)	13,105	3,664,289
UnitedHealth Group, Inc.	16,768	8,612,548
		26,462,415
Health Care Technology — 0.3%
Veeva Systems, Inc., Class A(1)	11,399	2,257,458
Hotels, Restaurants and Leisure — 1.5%
Boyd Gaming Corp.	50,559	2,515,310
Domino's Pizza, Inc.	18,840	7,342,137
SeaWorld Entertainment, Inc.(1)	61,034	2,696,482
		12,553,929
Household Durables — 0.2%
Sonos, Inc.(1)	84,255	1,519,960
Household Products — 0.5%
Colgate-Palmolive Co.	48,953	3,923,093
Insurance — 0.5%
Progressive Corp.	39,228	4,561,040
Interactive Media and Services — 5.7%
Alphabet, Inc., Class A(1)	18,166	39,588,437
Alphabet, Inc., Class C(1)	2,526	5,525,499
Meta Platforms, Inc., Class A(1)	24,763	3,993,034
		49,106,970
Internet and Direct Marketing Retail — 3.8%
Amazon.com, Inc.(1)	297,774	31,626,577
Etsy, Inc.(1)	15,934	1,166,528
		32,793,105
IT Services — 2.3%
Gartner, Inc.(1)	15,349	3,711,849
GoDaddy, Inc., Class A(1)	50,856	3,537,543
Mastercard, Inc., Class A	25,479	8,038,115
Visa, Inc., Class A	20,561	4,048,255
		19,335,762
Leisure Products — 0.1%
YETI Holdings, Inc.(1)	27,339	1,182,959
Life Sciences Tools and Services — 1.1%
Danaher Corp.	7,722	1,957,682
Maravai LifeSciences Holdings, Inc., Class A(1)	87,586	2,488,318
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	Shares	Value
Mettler-Toledo International, Inc.(1)	4,029	$4,628,394
		9,074,394
Machinery — 1.2%
AGCO Corp.	51,192	5,052,650
Lincoln Electric Holdings, Inc.	44,063	5,435,612
		10,488,262
Media — 1.0%
Sirius XM Holdings, Inc.	1,353,363	8,296,115
Oil, Gas and Consumable Fuels — 1.7%
APA Corp.	54,434	1,899,747
Chesapeake Energy Corp.	64,746	5,250,900
Devon Energy Corp.	35,305	1,945,658
Equinor ASA, ADR	96,276	3,346,554
Pioneer Natural Resources Co.	11,195	2,497,381
		14,940,240
Personal Products — 0.5%
Estee Lauder Cos., Inc., Class A	16,987	4,326,079
Pharmaceuticals — 2.7%
Bristol-Myers Squibb Co.	45,678	3,517,206
Johnson & Johnson	14,476	2,569,635
Merck & Co., Inc.	41,502	3,783,737
Novo Nordisk A/S, ADR	35,430	3,947,965
Pfizer, Inc.	171,665	9,000,396
		22,818,939
Professional Services — 0.9%
Insperity, Inc.	32,618	3,256,255
TriNet Group, Inc.(1)	53,114	4,122,709
		7,378,964
Semiconductors and Semiconductor Equipment — 7.6%
Broadcom, Inc.	29,393	14,279,413
Enphase Energy, Inc.(1)	13,914	2,716,569
KLA Corp.	30,445	9,714,391
Kulicke & Soffa Industries, Inc.	45,215	1,935,654
MaxLinear, Inc.(1)	58,650	1,992,927
Monolithic Power Systems, Inc.	4,103	1,575,716
NVIDIA Corp.	134,508	20,390,068
QUALCOMM, Inc.	86,276	11,020,896
STMicroelectronics NV, NY Shares	59,891	1,884,770
		65,510,404
Software — 20.4%
Adobe, Inc.(1)	14,342	5,250,033
Atlassian Corp. PLC, Class A(1)	21,199	3,972,693
Box, Inc., Class A(1)	87,019	2,187,658
Dropbox, Inc., Class A(1)	142,281	2,986,478
Fair Isaac Corp.(1)	22,400	8,980,160
Fortinet, Inc.(1)	167,806	9,494,463
Intuit, Inc.	30,469	11,743,971
Microsoft Corp.	390,244	100,226,366
Palo Alto Networks, Inc.(1)	11,290	5,576,583
Qualys, Inc.(1)	16,085	2,028,962
ServiceNow, Inc.(1)	18,673	8,879,385
Teradata Corp.(1)	132,462	4,902,419
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	Shares	Value
Workday, Inc., Class A(1)	45,261	$6,317,530
Zoom Video Communications, Inc., Class A(1)	20,344	2,196,542
		174,743,243
Specialty Retail — 5.3%
Asbury Automotive Group, Inc.(1)	22,835	3,866,879
AutoNation, Inc.(1)	23,239	2,597,191
Bath & Body Works, Inc.	67,908	1,828,084
Group 1 Automotive, Inc.	18,659	3,168,298
Home Depot, Inc.	48,088	13,189,096
Lowe's Cos., Inc.	43,593	7,614,389
Murphy USA, Inc.	13,037	3,035,926
Ulta Beauty, Inc.(1)	23,336	8,995,561
Williams-Sonoma, Inc.	12,013	1,332,842
		45,628,266
Technology Hardware, Storage and Peripherals — 12.4%
Apple, Inc.	695,701	95,116,241
HP, Inc.	175,313	5,746,760
NetApp, Inc.	79,505	5,186,906
		106,049,907
Textiles, Apparel and Luxury Goods — 1.1%
lululemon athletica, Inc.(1)	10,367	2,826,148
NIKE, Inc., Class B	19,695	2,012,829
Tapestry, Inc.	79,745	2,433,817
Under Armour, Inc., Class A(1)	218,568	1,820,672
		9,093,466
Trading Companies and Distributors — 0.4%
Fastenal Co.	60,614	3,025,851
TOTAL COMMON STOCKS (Cost $637,749,198)		840,836,136
SHORT-TERM INVESTMENTS — 1.9%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	67,752	67,751
Repurchase Agreements — 1.9%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 4.25%, 5/15/23 - 11/15/43, valued at $2,350,505), in a joint trading account at 1.43%, dated 6/30/22, due 7/1/22 (Delivery value $2,295,477)		2,295,386
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.25%, 3/31/28, valued at $14,073,022), at 1.44%, dated 6/30/22, due 7/1/22 (Delivery value $13,797,552)		13,797,000
		16,092,386
TOTAL SHORT-TERM INVESTMENTS (Cost $16,160,137)		16,160,137
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $653,909,335)		856,996,273
OTHER ASSETS AND LIABILITIES†		(110,364)
TOTAL NET ASSETS — 100.0%		$856,885,909

13

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
14

Statement of Assets and Liabilities

JUNE 30, 2022
Assets
Investment securities, at value (cost of $653,909,335)	$856,996,273
Receivable for investments sold	57,898,021
Receivable for capital shares sold	1,524,604
Dividends and interest receivable	254,987
916,673,885

Liabilities
Payable for investments purchased	59,198,931
Payable for capital shares redeemed	243,262
Accrued management fees	326,639
Distribution and service fees payable	19,144
59,787,976

Net Assets	$856,885,909

Net Assets Consist of:
Capital (par value and paid-in surplus)	$709,171,120
Distributable earnings	147,714,789
$856,885,909

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$248,368,694	14,046,553	$17.68
I Class, $0.01 Par Value	$97,605,737	5,445,874	$17.92
Y Class, $0.01 Par Value	$95,231	5,299	$17.97
A Class, $0.01 Par Value	$36,572,507	2,124,419	$17.22*
C Class, $0.01 Par Value	$7,819,521	529,735	$14.76
R Class, $0.01 Par Value	$10,480,932	637,210	$16.45
R5 Class, $0.01 Par Value	$1,389,820	77,480	$17.94
G Class, $0.01 Par Value	$454,553,467	25,324,802	$17.95
*Maximum offering price $18.27 (net asset value divided by 0.9425).

See Notes to Financial Statements.
15

Statement of Operations

YEAR ENDED JUNE 30, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $3,277)	$4,572,700
Interest	23,980
4,596,680

Expenses:
Management fees	5,020,295
Distribution and service fees:
A Class	117,580
C Class	135,264
R Class	68,063
Directors' fees and expenses	33,290
Other expenses	2,195
5,376,687
Fees waived(1)	(521,671)
4,855,016

Net investment income (loss)	(258,336)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	5,877,749
Futures contract transactions	198,943
Foreign currency translation transactions	2,406
6,079,098

Change in net unrealized appreciation (depreciation) on investments	(125,297,390)

Net realized and unrealized gain (loss)	(119,218,292)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(119,476,628)
(1)Amount consists of $26,999, $13,892, $14, $4,703, $1,353, $1,361, $169 and $473,180 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and G Class, respectively.

See Notes to Financial Statements.
16

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2022 AND JUNE 30, 2021
Increase (Decrease) in Net Assets	June 30, 2022	June 30, 2021
Operations
Net investment income (loss)	$(258,336)	$(1,391,367)
Net realized gain (loss)	6,079,098	82,175,714
Change in net unrealized appreciation (depreciation)	(125,297,390)	47,603,870
Net increase (decrease) in net assets resulting from operations	(119,476,628)	128,388,217

Distributions to Shareholders
From earnings:
Investor Class	(52,277,622)	(43,315,076)
I Class	(27,316,430)	(23,331,102)
Y Class	(24,224)	(41,485)
A Class	(9,510,169)	(6,605,695)
C Class	(3,087,061)	(3,987,546)
R Class	(2,743,879)	(1,907,301)
R5 Class	(345,987)	(240,227)
Decrease in net assets from distributions	(95,305,372)	(79,428,432)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	570,318,229	10,212,654

Net increase (decrease) in net assets	355,536,229	59,172,439

Net Assets
Beginning of period	501,349,680	442,177,241
End of period	$856,885,909	$501,349,680

See Notes to Financial Statements.
17

Notes to Financial Statements

JUNE 30, 2022

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Disciplined Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the G Class commenced on May 5, 2022.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

18

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 35% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. During the period ended June 30, 2022, the investment advisor agreed to waive 0.01% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2023 and cannot terminate it prior to such date without the approval of the Board of Directors. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee before and after waiver for each class for the period ended June 30, 2022 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
			Before Waiver	After Waiver
Investor Class	0.6880% to 0.8700%	0.2500% to 0.3100%	0.99%	0.98%
I Class		0.0500% to 0.1100%	0.79%	0.78%
Y Class		0.0000% to 0.0600%	0.74%	0.73%
A Class		0.2500% to 0.3100%	0.99%	0.98%
C Class		0.2500% to 0.3100%	0.99%	0.98%
R Class		0.2500% to 0.3100%	0.99%	0.98%
R5 Class		0.0500% to 0.1100%	0.79%	0.78%
G Class		0.0500% to 0.1100%	0.79%	0.00%

20

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $1,544,851 and there were no interfund sales.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2022 were $1,128,362,498 and $1,180,209,568, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2022(1)		Year ended June 30, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	480,000,000		400,000,000
Sold	1,078,949	$26,627,251	1,520,837	$39,264,722
Issued in connection with reorganization (Note 10)	3,195,700	60,476,875	—	—
Issued in reinvestment of distributions	2,133,990	51,194,431	1,738,868	41,937,746
Redeemed	(2,550,844)	(59,802,171)	(2,845,378)	(73,249,106)
	3,857,795	78,496,386	414,327	7,953,362
I Class/Shares Authorized	100,000,000		100,000,000
Sold	694,404	16,374,409	1,130,115	29,321,025
Issued in reinvestment of distributions	1,119,687	27,197,206	955,719	23,243,092
Redeemed	(1,883,997)	(45,277,547)	(2,126,855)	(54,641,025)
	(69,906)	(1,705,932)	(41,021)	(2,076,908)
Y Class/Shares Authorized	40,000,000		40,000,000
Sold	310	7,499	—	—
Issued in reinvestment of distributions	995	24,224	1,704	41,485
Redeemed	(1,853)	(51,553)	(5,288)	(132,608)
	(548)	(19,830)	(3,584)	(91,123)
A Class/Shares Authorized	50,000,000		50,000,000
Sold	430,919	10,224,570	531,794	13,349,743
Issued in reinvestment of distributions	391,802	9,164,238	260,806	6,175,882
Redeemed	(490,219)	(11,512,442)	(420,160)	(10,675,909)
	332,502	7,876,366	372,440	8,849,716
C Class/Shares Authorized	20,000,000		20,000,000
Sold	11,052	248,239	39,930	912,965
Issued in reinvestment of distributions	152,345	3,066,714	187,436	3,964,277
Redeemed	(350,086)	(7,178,279)	(527,323)	(11,884,827)
	(186,689)	(3,863,326)	(299,957)	(7,007,585)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	205,732	4,649,298	134,561	3,289,373
Issued in reinvestment of distributions	122,604	2,743,879	82,771	1,895,443
Redeemed	(200,931)	(4,296,667)	(115,203)	(2,833,461)
	127,405	3,096,510	102,129	2,351,355
R5 Class/Shares Authorized	40,000,000		40,000,000
Sold	30,500	748,335	21,815	563,135
Issued in reinvestment of distributions	14,232	345,987	9,874	240,227
Redeemed	(23,648)	(538,472)	(22,244)	(569,525)
	21,084	555,850	9,445	233,837
G Class/Shares Authorized	550,000,000		N/A
Sold	587,679	11,315,451
Issued in connection with reorganization (Note 10)	24,740,187	474,621,833
Redeemed	(3,064)	(55,079)
	25,324,802	485,882,205
Net increase (decrease)	29,406,445	$570,318,229	553,779	$10,212,654
(1)May 5, 2022 (commencement of sale) through June 30, 2022 for the G Class.

22

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$840,836,136	—	—
Short-Term Investments	67,751	$16,092,386	—
	$840,903,887	$16,092,386	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2022, the effect of equity price risk derivative instruments on the Statement of Operations was $198,943 in net realized gain (loss) on futures contract transactions.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

23

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2022 and June 30, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$27,571,995	$13,496,593
Long-term capital gains	$67,733,377	$65,931,839

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to merger adjustments, were made to capital $20,565,706 and distributable earnings $(20,565,706).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$656,159,539
Gross tax appreciation of investments	$237,674,059
Gross tax depreciation of investments	(36,837,325)
Net tax appreciation (depreciation) of investments	$200,836,734
Undistributed ordinary income	—
Post-October capital loss deferral	$(53,121,945)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

10. Reorganization

On December 16, 2021, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of NT Disciplined Growth Fund, one fund in a series issued by the corporation, were transferred to Disciplined Growth Fund in exchange for shares of Disciplined Growth Fund. The purpose of the transaction was to combine two funds with substantially similar investment objectives and strategies. The financial statements and performance history of Disciplined Growth Fund survived after the reorganization. The reorganization was effective at the close of the NYSE on May 13, 2022.

The reorganization was accomplished by a tax-free exchange of shares. On May 13, 2022, NT Disciplined Growth Fund exchanged its shares for shares of Disciplined Growth Fund as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
NT Disciplined Growth Fund – Investor Class	4,895,760	Disciplined Growth Fund – Investor Class	3,195,700
NT Disciplined Growth Fund – G Class	37,810,103	Disciplined Growth Fund – G Class	24,740,187

The net assets of NT Disciplined Growth Fund and Disciplined Growth Fund immediately before the reorganization were $535,098,708 and $381,181,403, respectively. NT Disciplined Growth Fund's unrealized appreciation of $122,396,274 was combined with that of Disciplined Growth Fund. Immediately after the reorganization, the combined net assets were $916,280,111.

24

Assuming the reorganization had been completed on July 1, 2021, the beginning of the annual reporting period, the pro forma results of operations for the period ended June 30, 2022 are as follows:

Net investment income (loss)	$2,471,642
Net realized and unrealized gain (loss)	(197,415,404)
Net increase (decrease) in net assets resulting from operations	$(194,943,762)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of NT Disciplined Growth Fund that have been included in the fund’s Statement of Operations since May 13, 2022.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$26.83	(0.06)	(3.76)	(3.82)	—	(5.33)	(5.33)	$17.68	(19.47)%	0.99%	1.00%	(0.14)%	(0.15)%	205%	$248,369
2021	$24.39	(0.07)	7.17	7.10	—	(4.66)	(4.66)	$26.83	31.26%	1.00%	1.01%	(0.28)%	(0.29)%	189%	$273,391
2020	$21.76	(0.02)	4.59	4.57	—	(1.94)	(1.94)	$24.39	22.13%	1.01%	1.02%	(0.10)%	(0.11)%	142%	$238,408
2019	$24.05	0.05	1.08	1.13	(0.04)	(3.38)	(3.42)	$21.76	6.61%	1.02%	1.02%	0.24%	0.24%	105%	$250,920
2018	$22.10	0.05	3.97	4.02	(0.03)	(2.04)	(2.07)	$24.05	18.80%	1.02%	1.02%	0.21%	0.21%	97%	$362,865
I Class
2022	$27.08	(0.02)	(3.81)	(3.83)	—	(5.33)	(5.33)	$17.92	(19.31)%	0.79%	0.80%	0.06%	0.05%	205%	$97,606
2021	$24.54	(0.02)	7.22	7.20	—	(4.66)	(4.66)	$27.08	31.50%	0.80%	0.81%	(0.08)%	(0.09)%	189%	$149,388
2020	$21.84	0.02	4.62	4.64	—	(1.94)	(1.94)	$24.54	22.38%	0.81%	0.82%	0.10%	0.09%	142%	$136,351
2019	$24.13	0.10	1.08	1.18	(0.09)	(3.38)	(3.47)	$21.84	6.82%	0.82%	0.82%	0.44%	0.44%	105%	$213,805
2018	$22.16	0.10	3.99	4.09	(0.08)	(2.04)	(2.12)	$24.13	19.01%	0.82%	0.82%	0.41%	0.41%	97%	$231,261

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2022	$27.13	(0.01)	(3.82)	(3.83)	—	(5.33)	(5.33)	$17.97	(19.27)%	0.74%	0.75%	0.11%	0.10%	205%	$95
2021	$24.56	(0.01)	7.24	7.23	—	(4.66)	(4.66)	$27.13	31.61%	0.75%	0.76%	(0.03)%	(0.04)%	189%	$159
2020	$21.85	0.04	4.61	4.65	—	(1.94)	(1.94)	$24.56	22.42%	0.76%	0.77%	0.15%	0.14%	142%	$232
2019	$24.14	0.12	1.07	1.19	(0.10)	(3.38)	(3.48)	$21.85	6.87%	0.77%	0.77%	0.49%	0.49%	105%	$579
2018	$22.17	0.11	3.99	4.10	(0.09)	(2.04)	(2.13)	$24.14	19.06%	0.77%	0.77%	0.46%	0.46%	97%	$6
A Class
2022	$26.31	(0.12)	(3.64)	(3.76)	—	(5.33)	(5.33)	$17.22	(19.69)%	1.24%	1.25%	(0.39)%	(0.40)%	205%	$36,573
2021	$24.05	(0.13)	7.05	6.92	—	(4.66)	(4.66)	$26.31	30.93%	1.25%	1.26%	(0.53)%	(0.54)%	189%	$47,150
2020	$21.53	(0.08)	4.54	4.46	—	(1.94)	(1.94)	$24.05	21.84%	1.26%	1.27%	(0.35)%	(0.36)%	142%	$34,139
2019	$23.87	—(3)	1.06	1.06	(0.02)	(3.38)	(3.40)	$21.53	6.32%	1.27%	1.27%	(0.01)%	(0.01)%	105%	$31,650
2018	$21.97	(0.01)	3.95	3.94	—	(2.04)	(2.04)	$23.87	18.48%	1.27%	1.27%	(0.04)%	(0.04)%	97%	$37,832
C Class
2022	$23.41	(0.27)	(3.05)	(3.32)	—	(5.33)	(5.33)	$14.76	(20.27)%	1.99%	2.00%	(1.14)%	(1.15)%	205%	$7,820
2021	$21.99	(0.29)	6.37	6.08	—	(4.66)	(4.66)	$23.41	29.92%	2.00%	2.01%	(1.28)%	(1.29)%	189%	$16,775
2020	$19.98	(0.22)	4.17	3.95	—	(1.94)	(1.94)	$21.99	20.94%	2.01%	2.02%	(1.10)%	(1.11)%	142%	$22,346
2019	$22.55	(0.16)	0.97	0.81	—	(3.38)	(3.38)	$19.98	5.57%	2.02%	2.02%	(0.76)%	(0.76)%	105%	$26,088
2018	$21.00	(0.17)	3.76	3.59	—	(2.04)	(2.04)	$22.55	17.57%	2.02%	2.02%	(0.79)%	(0.79)%	97%	$40,253

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2022	$25.42	(0.17)	(3.47)	(3.64)	—	(5.33)	(5.33)	$16.45	(19.93)%	1.49%	1.50%	(0.64)%	(0.65)%	205%	$10,481
2021	$23.42	(0.19)	6.85	6.66	—	(4.66)	(4.66)	$25.42	30.63%	1.50%	1.51%	(0.78)%	(0.79)%	189%	$12,958
2020	$21.06	(0.13)	4.43	4.30	—	(1.94)	(1.94)	$23.42	21.56%	1.51%	1.52%	(0.60)%	(0.61)%	142%	$9,548
2019	$23.47	(0.06)	1.03	0.97	—	(3.38)	(3.38)	$21.06	6.03%	1.52%	1.52%	(0.26)%	(0.26)%	105%	$9,948
2018	$21.68	(0.06)	3.89	3.83	—	(2.04)	(2.04)	$23.47	18.20%	1.52%	1.52%	(0.29)%	(0.29)%	97%	$10,626
R5 Class
2022	$27.10	(0.01)	(3.82)	(3.83)	—	(5.33)	(5.33)	$17.94	(19.34)%	0.79%	0.80%	0.06%	0.05%	205%	$1,390
2021	$24.55	(0.02)	7.23	7.21	—	(4.66)	(4.66)	$27.10	31.53%	0.80%	0.81%	(0.08)%	(0.09)%	189%	$1,528
2020	$21.85	0.02	4.62	4.64	—	(1.94)	(1.94)	$24.55	22.37%	0.81%	0.82%	0.10%	0.09%	142%	$1,153
2019	$24.14	0.10	1.08	1.18	(0.09)	(3.38)	(3.47)	$21.85	6.82%	0.82%	0.82%	0.44%	0.44%	105%	$957
2018	$22.17	0.10	3.99	4.09	(0.08)	(2.04)	(2.12)	$24.14	19.00%	0.82%	0.82%	0.41%	0.41%	97%	$1,142
G Class
2022(4)	$20.02	0.05	(2.12)	(2.07)	—	—	—	$17.95	(10.34)%	0.01%(5)	0.80%(5)	1.72%(5)	0.93%(5)	205%(6)	$454,553

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
(4)May 5, 2022 (commencement of sale) through June 30, 2022.
(5)Annualized.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2022.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Quantitative Equity Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Disciplined Growth Fund (the “Fund”), one of the funds constituting the American Century Quantitative Equity Funds, Inc., as of June 30, 2022, the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Disciplined Growth Fund of the American Century Quantitative Equity Funds, Inc., as of June 30, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended June 30, 2021, and the financial highlights for each of the four years in the period ended June 30, 2021, were audited by other auditors, whose report, dated August 17, 2021, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
August 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	34	Kirby Corporation; Nabors Industries Ltd.; CYS Investments, Inc. (2012-2017)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	75	None
Jennifer Cabalquinto (1968)	Director	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	34	Sabio Holdings Inc.

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	34	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	34	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	34	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	34	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	139	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

33

Approval of Management Agreement

At a meeting held on June 21, 2022, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors (the "Directors"), including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary service levels and quality, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided by the Advisor and its affiliates to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.
34

In keeping with its practice, the Board held two meetings and the independent Directors met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any actions being taken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the
35

Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer group. The Board and the Advisor agreed to an extension of the current temporary reduction of the Fund's annual unified
36

management fee of 0.01% (e.g., the Investor Class unified fee will be reduced from 1.00% to 0.99%) for at least one year, beginning August 1, 2022. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board also noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.

37

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Fund’s investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

38

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

39

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2022.

For corporate taxpayers, the fund hereby designates $3,959,203, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2022 as qualified for the corporate dividends received deduction.

The fund hereby designates $27,571,995 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2022.

The fund hereby designates $67,733,377, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2022.

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92989 2208

Annual Report

June 30, 2022

Equity Growth Fund
Investor Class (BEQGX)
I Class (AMEIX)
A Class (BEQAX)
C Class (AEYCX)
R Class (AEYRX)
R5 Class (AEYGX)
G Class (ACEDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Second-Half Sell-Off Sank Stock Returns

Stock market performance changed dramatically during the 12-month period. In the first half, generally upbeat economic activity and corporate earnings supported solid six-month returns for most broad U.S. and global stock indices. Performance remained positive despite rapidly rising inflation and waning central bank support.

The market climate changed considerably in the period’s second half. Inflation, which was already at multiyear highs, rose to levels last seen in the early 1980s. The massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns and labor market shortages further aggravated the inflation rate. Russia’s invasion of Ukraine in February also exacerbated global inflationary pressures.

The Federal Reserve responded to surging inflation in March, launching an aggressive rate-hike campaign and ending its asset purchase program. Policymakers indicated taming inflation is their priority, even if the economy slips into recession in the process. Despite a rate-hike total of 1.5 percentage points through June 30, U.S. inflation climbed to a 41-year high of 9.1%.

The combination of accelerating inflation, tighter monetary policy, geopolitical strife and slowing economic growth fueled sharp market volatility and eventually triggered recession fears. U.S. and global stocks erased their first-half gains and plunged for the 12-month period. U.S. stocks generally fared better than non-U.S. stocks, and value stocks outperformed growth stocks. Commodities were a bright spot, rallying amid severe supply/demand imbalances and geopolitical tensions.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates a tense geopolitical backdrop. We will continue to monitor this evolving situation and what it broadly means for our clients and investment exposure.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of June 30, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BEQGX	-14.48%	8.73%	10.82%	—	5/9/91
S&P 500 Index	—	-10.62%	11.30%	12.95%	—	—
I Class	AMEIX	-14.32%	8.95%	11.04%	—	1/2/98
A Class	BEQAX				—	10/9/97
No sales charge		-14.73%	8.45%	10.54%	—
With sales charge		-19.64%	7.17%	9.89%	—
C Class	AEYCX	-15.34%	7.65%	9.72%	—	7/18/01
R Class	AEYRX	-14.92%	8.19%	10.27%	—	7/29/05
R5 Class	AEYGX	-14.34%	8.94%	—	9.07%	4/10/17
G Class	ACEDX	—	—	—	-9.43%	5/5/22
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2022
Investor Class — $27,954

S&P 500 Index — $33,816

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	G Class
0.66%	0.46%	0.91%	1.66%	1.16%	0.46%	0.46%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Steven Rossi, Guan Wang and Arun Daniel

Arun Daniel was added to the fund’s management team in 2022.

Performance Summary

Equity Growth returned -14.48%* for the fiscal year ended June 30, 2022, compared with the -10.62% return of its benchmark, the S&P 500 Index.

Equity Growth lost ground during the fiscal year and underperformed its benchmark, the S&P 500 Index. Equity Growth’s stock selection process incorporates factors of valuation, quality, growth and sentiment, while striving to minimize unintended risks along industries and other risk characteristics. The fund’s returns were primarily driven by stock selection decisions in the consumer discretionary and financials sectors, although positioning in the industrials sector also weighed on results. Security selection in the health care and information technology sectors contributed to relative performance.

Consumer Discretionary Stocks Detracted Most

Stock choices in the consumer discretionary sector weighed most heavily on the fund’s 12-month results. An overweight to the specialty retail industry detracted, as did portfolio-only positions in Williams-Sonoma and Dick’s Sporting Goods. Shares of Williams-Sonoma performed quite well in 2021, easily outpacing the S&P 500 Index as the company reported better-than-expected revenues and earnings. Rising inflation and interest rates, combined with a shift in investor sentiment toward value-oriented stocks, weighed on the shares’ performance in 2022. Dick’s Sporting Goods also performed well in 2021, but early in 2022 lowered its guidance for the full year, due in part to higher freight costs. Positioning in the hotels, restaurants and leisure industry and in the multiline retail industry also detracted from returns.

In the financials sector, it was stock selection that was the primary hindrance. In the capital markets industry, a portfolio-only position in Virtu Financial detracted, as did overweights to The Goldman Sachs Group and T. Rowe Price Group. Virtu, a provider of trading products and market-making services, posted strong results until late in the period when the company posted a year-over-year decline in both revenues and earnings. The company cited lower revenues in its market-making and execution business and a drop in trading volumes. The fund exited its position during the period. Goldman Sachs’ shares declined during the second half of the period as debt and equity underwriting revenues declined. We exited our position during the period. Shares of T. Rowe Price came under pressure late in 2021, and the company also reported lower earnings late in the reporting period, primarily due to rising administrative costs.

Positioning in the industrials sector was another source of weakness. In the aerospace and defense industry, shares of The Boeing Co. detracted. The company reported lower revenues and higher costs early in 2022 and said it would have to delay deliveries of its new widebody passenger jetliner. The fund exited its position during the period. A portfolio-only position in Spirit AeroSystems Holdings, a supplier to Boeing, also experienced headwinds. Despite posting a year-over-year gain in revenues and better-than-expected earnings late in the reporting period, shares declined as the outlook for widebody jetliners weakened, and we exited our position. An underweight position in Raytheon Technologies hampered performance as well as the company posted year-over-year improvements in both revenues and earnings. The fund exited its position. An overweight position in FedEx also detracted. The company posted weaker earnings later in the reporting period due to rising transportation and labor costs. Among individual detractors, lack of exposure to Exxon Mobil hampered performance. The company posted strong results on rising energy prices.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

Health Care and Information Technology Contributed to Returns

An overweight to the health care sector proved beneficial as did stock selection. In the biotechnology industry, overweight positions in Moderna and AbbVie were especially advantageous and added to the effect of the sector overweight. Moderna has performed well due to revenues from its COVID-19 vaccine, while AbbVie’s performance was driven by sales of Skyrizi, Rinvoq and Venclexta, and revenues from its aesthetics and neuroscience business. In the health care providers and services industry, an overweight position in McKesson contributed as the pharmaceutical distribution company reported strong results due in part to distribution of COVID-19 vaccines and raised its guidance for fiscal 2022.

Stock selection in the information technology sector also contributed. An underweight of PayPal Holdings in the IT services industry was a primary driver. Shares declined for most of the period as earnings have declined despite rising revenues. The company also lowered 2022 full-year guidance for both revenues and earnings, and we sold our shares. In the software industry, an overweight position in Fortinet, a cybersecurity company, added to results. The company posted strong year-over-year revenue and earnings growth as it has continued to expand into related markets. Among leading individual contributors to relative performance were positions in Advanced Micro Devices and Ovintiv. An overweight in AMD was beneficial as the company posted strong results year over year. We exited our position and allocated capital to more attractive risk/reward opportunities. Our portfolio-only position in Ovintiv added to results as the energy exploration and production company benefited from rising prices for oil and natural gas.

A Look Ahead

Our disciplined, objective and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is an effective way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide investors with well-diversified and risk-managed exposure to broad U.S. equities. As such, we do not see significant deviations in sector weightings versus the S&P 500 Index. Nevertheless, we can point to select sectors and industries where we are finding more or less investment opportunity.

At period-end, health care was the portfolio’s largest relative weighting as the investment team’s screens identified a significant number of opportunities in the sector. The industrials and materials sectors were also areas of notable active exposure. Conversely, the portfolio’s utilities sector underweight reflects a lack of opportunities that align with most factors in the team’s stock selection model. Likewise, the portfolio maintains a relative underweight position to the financials sector, where investment opportunities remain limited based on the model’s factor scores.

Fund Characteristics

JUNE 30, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	98.1%
Short-Term Investments	1.3%
Other Assets and Liabilities	0.6%

Top Five Industries	% of net assets
Technology Hardware, Storage and Peripherals	7.2%
Software	7.2%
Biotechnology	7.0%
IT Services	5.7%
Semiconductors and Semiconductor Equipment	5.4%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2022 to June 30, 2022 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/22	Ending Account Value 6/30/22	Expenses Paid During Period(1) 1/1/22 - 6/30/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$779.90	$2.91	0.66%
I Class	$1,000	$780.70	$2.03	0.46%
A Class	$1,000	$778.80	$4.01	0.91%
C Class	$1,000	$776.10	$7.31	1.66%
R Class	$1,000	$778.00	$5.11	1.16%
R5 Class	$1,000	$780.70	$2.03	0.46%
G Class	$1,000	$905.70	$0.01(2)	0.01%
Hypothetical
Investor Class	$1,000	$1,021.52	$3.31	0.66%
I Class	$1,000	$1,022.51	$2.31	0.46%
A Class	$1,000	$1,020.28	$4.56	0.91%
C Class	$1,000	$1,016.56	$8.30	1.66%
R Class	$1,000	$1,019.04	$5.81	1.16%
R5 Class	$1,000	$1,022.51	$2.31	0.46%
G Class	$1,000	$1,024.74	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 57, the number of days in the period from May 5, 2022 (commencement of sale) through June 30, 2022, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

Schedule of Investments

JUNE 30, 2022

	Shares	Value
COMMON STOCKS — 98.1%
Aerospace and Defense — 1.3%
Huntington Ingalls Industries, Inc.	139,364	$30,356,267
Lockheed Martin Corp.	20,143	8,660,684
		39,016,951
Air Freight and Logistics — 0.5%
FedEx Corp.	61,616	13,968,963
Automobiles — 1.5%
Honda Motor Co. Ltd.	573,000	13,815,649
Tesla, Inc.(1)	38,643	26,022,969
Thor Industries, Inc.	61,797	4,618,090
		44,456,708
Banks — 5.2%
Bank of Nova Scotia	179,134	10,601,638
Canadian Imperial Bank of Commerce	264,681	12,853,643
Comerica, Inc.	205,580	15,085,460
JPMorgan Chase & Co.	64,285	7,239,134
KeyCorp	1,079,207	18,594,737
Popular, Inc.	221,014	17,002,607
Royal Bank of Canada	247,002	23,917,285
Synovus Financial Corp.	475,368	17,137,016
Western Alliance Bancorp	205,572	14,513,383
Zions Bancorp NA	342,739	17,445,415
		154,390,318
Beverages — 1.8%
Coca-Cola Co.	690,527	43,441,053
Coca-Cola Consolidated, Inc.	16,434	9,267,133
		52,708,186
Biotechnology — 7.0%
AbbVie, Inc.	315,133	48,265,770
Amgen, Inc.	69,202	16,836,847
Biogen, Inc.(1)	65,465	13,350,932
Exelixis, Inc.(1)	1,052,794	21,919,171
Gilead Sciences, Inc.	471,427	29,138,903
Horizon Therapeutics PLC(1)	108,390	8,645,186
Moderna, Inc.(1)	48,042	6,862,800
Regeneron Pharmaceuticals, Inc.(1)	42,746	25,268,443
United Therapeutics Corp.(1)	82,045	19,333,084
Vertex Pharmaceuticals, Inc.(1)	64,624	18,210,397
		207,831,533
Building Products — 1.2%
Builders FirstSource, Inc.(1)	365,029	19,602,057
Owens Corning	223,771	16,628,423
		36,230,480
Capital Markets — 2.3%
BlackRock, Inc.	20,301	12,364,121
Cboe Global Markets, Inc.	113,865	12,888,379
Evercore, Inc., Class A	63,341	5,929,351

	Shares	Value
Houlihan Lokey, Inc.	41,860	$3,304,010
Raymond James Financial, Inc.	66,585	5,953,365
SEI Investments Co.	264,586	14,292,936
T. Rowe Price Group, Inc.	106,406	12,088,785
		66,820,947
Chemicals — 3.4%
CF Industries Holdings, Inc.	369,299	31,660,003
Eastman Chemical Co.	59,684	5,357,833
LyondellBasell Industries NV, Class A	265,211	23,195,354
Olin Corp.	803,937	37,206,205
Tronox Holdings PLC, Class A	256,459	4,308,511
		101,727,906
Commercial Services and Supplies — 0.6%
Waste Management, Inc.	110,561	16,913,622
Communications Equipment — 0.3%
Lumentum Holdings, Inc.(1)	108,044	8,580,854
Construction and Engineering — 1.1%
Dycom Industries, Inc.(1)	83,953	7,810,987
MasTec, Inc.(1)	120,344	8,623,851
Quanta Services, Inc.	118,833	14,894,528
		31,329,366
Construction Materials — 0.3%
Eagle Materials, Inc.	75,366	8,285,738
Consumer Finance — 0.3%
OneMain Holdings, Inc.	237,143	8,864,405
Distributors — 0.2%
LKQ Corp.	125,285	6,150,241
Diversified Consumer Services — 0.4%
H&R Block, Inc.	308,720	10,903,990
Diversified Financial Services — 1.0%
Berkshire Hathaway, Inc., Class B(1)	103,884	28,362,410
Diversified Telecommunication Services — 0.3%
Lumen Technologies, Inc.	857,118	9,351,157
Electric Utilities — 0.6%
NRG Energy, Inc.	432,738	16,517,609
Electrical Equipment — 0.4%
Atkore, Inc.(1)	74,994	6,225,252
Encore Wire Corp.	42,975	4,465,962
		10,691,214
Entertainment — 1.5%
Electronic Arts, Inc.	206,541	25,125,713
Nintendo Co. Ltd.	48,100	20,685,709
		45,811,422
Equity Real Estate Investment Trusts (REITs) — 1.3%
Weyerhaeuser Co.	1,173,060	38,851,747
Food and Staples Retailing — 1.8%
Albertsons Cos., Inc., Class A	1,034,758	27,648,734
Kroger Co.	529,961	25,083,054
		52,731,788
Food Products — 1.7%
Archer-Daniels-Midland Co.	329,812	25,593,411

	Shares	Value
Tyson Foods, Inc., Class A	305,678	$26,306,649
		51,900,060
Health Care Equipment and Supplies — 1.8%
Abbott Laboratories	186,099	20,219,657
Hologic, Inc.(1)	358,081	24,815,013
Shockwave Medical, Inc.(1)	25,654	4,904,275
Tandem Diabetes Care, Inc.(1)	83,731	4,956,038
		54,894,983
Health Care Providers and Services — 4.1%
Acadia Healthcare Co., Inc.(1)	136,390	9,224,056
AMN Healthcare Services, Inc.(1)	108,277	11,879,070
CVS Health Corp.	256,096	23,729,855
Elevance Health, Inc.	25,188	12,155,225
McKesson Corp.	130,162	42,460,146
Molina Healthcare, Inc.(1)	38,446	10,749,886
UnitedHealth Group, Inc.	25,007	12,844,345
		123,042,583
Hotels, Restaurants and Leisure — 0.5%
Domino's Pizza, Inc.	24,457	9,531,138
SeaWorld Entertainment, Inc.(1)	105,712	4,670,356
		14,201,494
Household Durables — 0.3%
Mohawk Industries, Inc.(1)	69,471	8,620,656
Industrial Conglomerates — 0.2%
Honeywell International, Inc.	41,533	7,218,851
Interactive Media and Services — 4.6%
Alphabet, Inc., Class A(1)	25,727	56,065,822
Alphabet, Inc., Class C(1)	19,289	42,193,723
Meta Platforms, Inc., Class A(1)	231,690	37,360,013
		135,619,558
Internet and Direct Marketing Retail — 1.3%
Amazon.com, Inc.(1)	375,146	39,844,257
IT Services — 5.7%
Accenture PLC, Class A	60,700	16,853,355
Akamai Technologies, Inc.(1)	161,760	14,773,541
Amdocs Ltd.	279,792	23,309,472
Cognizant Technology Solutions Corp., Class A	581,560	39,249,484
DXC Technology Co.(1)	206,185	6,249,467
Fidelity National Information Services, Inc.	186,105	17,060,245
Gartner, Inc.(1)	39,944	9,659,658
GoDaddy, Inc., Class A(1)	132,281	9,201,466
International Business Machines Corp.	224,906	31,754,478
		168,111,166
Leisure Products — 0.2%
Vista Outdoor, Inc.(1)	228,188	6,366,445
Life Sciences Tools and Services — 0.9%
Charles River Laboratories International, Inc.(1)	40,509	8,667,711
PerkinElmer, Inc.	124,872	17,759,296
		26,427,007
Machinery — 2.3%
AGCO Corp.	254,305	25,099,904
CNH Industrial NV	1,201,133	13,921,132

	Shares	Value
Oshkosh Corp.	218,238	$17,926,069
Snap-on, Inc.	63,608	12,532,684
		69,479,789
Media — 1.6%
Comcast Corp., Class A	577,016	22,642,108
Interpublic Group of Cos., Inc.	438,384	12,068,712
Sirius XM Holdings, Inc.	2,201,855	13,497,371
		48,208,191
Multiline Retail — 0.7%
Kohl's Corp.	416,739	14,873,415
Macy's, Inc.	397,975	7,290,902
		22,164,317
Oil, Gas and Consumable Fuels — 4.7%
Antero Resources Corp.(1)	281,088	8,615,347
CNX Resources Corp.(1)	581,397	9,569,795
Devon Energy Corp.	255,607	14,086,502
Equinor ASA, ADR	1,433,036	49,812,332
Oasis Petroleum, Inc.	63,483	7,722,707
Ovintiv, Inc.	490,344	21,668,301
PDC Energy, Inc.	137,728	8,485,422
Range Resources Corp.(1)	182,880	4,526,280
SM Energy Co.	433,485	14,820,852
		139,307,538
Paper and Forest Products — 0.3%
Louisiana-Pacific Corp.	166,979	8,751,369
Pharmaceuticals — 4.2%
Bristol-Myers Squibb Co.	77,799	5,990,523
Johnson & Johnson	263,967	46,856,782
Merck & Co., Inc.	131,588	11,996,878
Organon & Co.	387,200	13,068,000
Pfizer, Inc.	332,236	17,419,134
Roche Holding AG	56,058	18,740,179
Takeda Pharmaceutical Co. Ltd.	375,300	10,541,550
		124,613,046
Professional Services — 2.4%
CACI International, Inc., Class A(1)	70,687	19,918,183
Insperity, Inc.	30,478	3,042,619
KBR, Inc.	148,919	7,206,190
Leidos Holdings, Inc.	217,977	21,952,464
Robert Half International, Inc.	123,045	9,214,840
TriNet Group, Inc.(1)	124,579	9,669,822
		71,004,118
Real Estate Management and Development — 0.8%
Jones Lang LaSalle, Inc.(1)	138,361	24,193,804
Semiconductors and Semiconductor Equipment — 5.4%
Broadcom, Inc.	52,241	25,379,200
GLOBALFOUNDRIES, Inc.(1)	205,641	8,295,558
Intel Corp.	247,341	9,253,027
KLA Corp.	44,101	14,071,747
Kulicke & Soffa Industries, Inc.	104,540	4,475,358
NVIDIA Corp.	206,414	31,290,298

	Shares	Value
NXP Semiconductors NV	70,222	$10,394,963
QUALCOMM, Inc.	143,191	18,291,218
STMicroelectronics NV, NY Shares	369,675	11,633,672
Synaptics, Inc.(1)	57,387	6,774,535
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	241,948	19,779,249
		159,638,825
Software — 7.2%
Box, Inc., Class A(1)	530,012	13,324,502
Dropbox, Inc., Class A(1)	210,827	4,425,259
Fair Isaac Corp.(1)	23,592	9,458,033
Fortinet, Inc.(1)	134,947	7,635,301
Microsoft Corp.	451,690	116,007,543
Oracle Corp. (New York)	279,849	19,553,049
Palo Alto Networks, Inc.(1)	33,678	16,634,911
Teradata Corp.(1)	503,925	18,650,264
Workday, Inc., Class A(1)	57,055	7,963,737
		213,652,599
Specialty Retail — 5.0%
Academy Sports & Outdoors, Inc.	138,435	4,919,980
Asbury Automotive Group, Inc.(1)	43,696	7,399,481
AutoNation, Inc.(1)	165,550	18,501,868
AutoZone, Inc.(1)	8,531	18,334,143
Dick's Sporting Goods, Inc.	189,085	14,251,336
Group 1 Automotive, Inc.	45,616	7,745,597
Home Depot, Inc.	96,173	26,377,369
Lithia Motors, Inc.	32,468	8,922,531
Penske Automotive Group, Inc.	167,718	17,558,397
Ulta Beauty, Inc.(1)	24,001	9,251,905
Victoria's Secret & Co.(1)	132,165	3,696,655
Williams-Sonoma, Inc.	102,466	11,368,603
		148,327,865
Technology Hardware, Storage and Peripherals — 7.2%
Apple, Inc.	991,534	135,562,529
Dell Technologies, Inc., Class C	689,931	31,881,712
HP, Inc.	391,373	12,829,207
NetApp, Inc.	128,674	8,394,692
Seagate Technology Holdings PLC	216,828	15,490,192
Western Digital Corp.(1)	219,956	9,860,627
		214,018,959
Wireless Telecommunication Services — 0.7%
Vodafone Group PLC	12,479,381	19,404,086
TOTAL COMMON STOCKS (Cost $2,688,317,639)		2,909,509,121
SHORT-TERM INVESTMENTS — 1.3%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	49,212	49,212
Repurchase Agreements — 1.3%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 4.25%, 5/15/23 - 11/15/43, valued at $5,571,261), in a joint trading account at 1.43%, dated 6/30/22, due 7/1/22 (Delivery value $5,440,833)		5,440,617

Value
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.25%, 3/31/28, valued at $33,368,329), at 1.44%, dated 6/30/22, due 7/1/22 (Delivery value $32,715,309)	$32,714,000
38,154,617
TOTAL SHORT-TERM INVESTMENTS (Cost $38,203,829)	38,203,829
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $2,726,521,468)	2,947,712,950
OTHER ASSETS AND LIABILITIES — 0.6%	16,605,733
TOTAL NET ASSETS — 100.0%	$2,964,318,683

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JUNE 30, 2022
Assets
Investment securities, at value (cost of $2,726,521,468)	$2,947,712,950
Foreign currency holdings, at value (cost of $262,894)	264,687
Receivable for investments sold	154,401,799
Receivable for capital shares sold	626,058
Dividends and interest receivable	3,051,833
3,106,057,327

Liabilities
Payable for investments purchased	139,753,248
Payable for capital shares redeemed	905,738
Accrued management fees	1,057,190
Distribution and service fees payable	22,468
141,738,644

Net Assets	$2,964,318,683

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,760,277,487
Distributable earnings	204,041,196
$2,964,318,683

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,556,896,180	64,464,618	$24.15
I Class, $0.01 Par Value	$372,947,767	15,415,309	$24.19
A Class, $0.01 Par Value	$51,846,697	2,151,653	$24.10*
C Class, $0.01 Par Value	$3,397,027	144,678	$23.48
R Class, $0.01 Par Value	$19,601,855	813,281	$24.10
R5 Class, $0.01 Par Value	$4,553,156	188,174	$24.20
G Class, $0.01 Par Value	$955,076,001	39,466,501	$24.20
*Maximum offering price $25.57 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JUNE 30, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $345,738)	$38,146,991
Interest	65,896
38,212,887

Expenses:
Management fees	15,863,931
Distribution and service fees:
A Class	176,194
C Class	44,695
R Class	122,708
Directors' fees and expenses	164,499
Other expenses	13,175
16,385,202
Fees waived - G Class	(570,323)
15,814,879

Net investment income (loss)	22,398,008

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	111,035,602
Futures contract transactions	4,768,613
Foreign currency translation transactions	100,081
115,904,296

Change in net unrealized appreciation (depreciation) on:
Investments	(537,951,585)
Futures contracts	(969,686)
Translation of assets and liabilities in foreign currencies	(18,776)
(538,940,047)

Net realized and unrealized gain (loss)	(423,035,751)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(400,637,743)

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2022 AND JUNE 30, 2021
Increase (Decrease) in Net Assets	June 30, 2022	June 30, 2021
Operations
Net investment income (loss)	$22,398,008	$20,823,731
Net realized gain (loss)	115,904,296	565,807,291
Change in net unrealized appreciation (depreciation)	(538,940,047)	151,396,719
Net increase (decrease) in net assets resulting from operations	(400,637,743)	738,027,741

Distributions to Shareholders
From earnings:
Investor Class	(468,693,602)	(222,778,857)
I Class	(110,801,988)	(34,006,711)
A Class	(16,884,842)	(7,821,585)
C Class	(1,066,880)	(629,536)
R Class	(5,841,970)	(2,618,196)
R5 Class	(1,288,263)	(320,232)
G Class	(3,423,529)	—
Decrease in net assets from distributions	(608,001,074)	(268,175,117)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,314,783,106	(111,794,999)

Net increase (decrease) in net assets	306,144,289	358,057,625

Net Assets
Beginning of period	2,658,174,394	2,300,116,769
End of period	$2,964,318,683	$2,658,174,394

See Notes to Financial Statements.

Notes to Financial Statements

JUNE 30, 2022

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth by investing in common stocks.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the G Class commenced on May 5, 2022.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 23% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2022 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.3380% to 0.5200%	0.2500% to 0.3100%	0.64%
I Class		0.0500% to 0.1100%	0.44%
A Class		0.2500% to 0.3100%	0.64%
C Class		0.2500% to 0.3100%	0.64%
R Class		0.2500% to 0.3100%	0.64%
R5 Class		0.0500% to 0.1100%	0.44%
G Class		0.0500% to 0.1100%	0.00%(1)
(1)Effective annual management fee before waiver was 0.44%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $4,675,659 and $13,151,053, respectively. The effect of interfund transactions on the Statement of Operations was $(965,488) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2022 were $6,228,388,435 and $6,454,613,131, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2022(1)		Year ended June 30, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	850,000,000		850,000,000
Sold	2,162,223	$69,900,163	2,424,675	$81,897,970
Issued in reinvestment of distributions	15,083,960	455,919,413	6,899,868	217,044,832
Redeemed	(7,436,309)	(237,154,442)	(13,509,293)	(469,174,501)
	9,809,874	288,665,134	(4,184,750)	(170,231,699)
I Class/Shares Authorized	140,000,000		140,000,000
Sold	1,113,201	36,247,854	7,475,940	267,781,501
Issued in reinvestment of distributions	3,627,606	109,816,974	1,061,370	33,542,167
Redeemed	(4,310,476)	(150,952,424)	(7,334,248)	(243,596,782)
	430,331	(4,887,596)	1,203,062	57,726,886
A Class/Shares Authorized	40,000,000		40,000,000
Sold	251,391	7,912,937	339,386	11,409,094
Issued in reinvestment of distributions	525,462	15,858,419	229,253	7,193,839
Redeemed	(687,012)	(21,744,508)	(532,499)	(18,242,353)
	89,841	2,026,848	36,140	360,580
C Class/Shares Authorized	20,000,000		20,000,000
Sold	14,076	431,480	21,679	722,533
Issued in reinvestment of distributions	33,111	975,417	19,316	596,100
Redeemed	(40,328)	(1,309,186)	(99,345)	(3,250,413)
	6,859	97,711	(58,350)	(1,931,780)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	149,641	4,863,355	134,094	4,517,560
Issued in reinvestment of distributions	193,595	5,841,930	80,744	2,530,679
Redeemed	(211,365)	(6,698,922)	(237,590)	(8,008,259)
	131,871	4,006,363	(22,752)	(960,020)
R5 Class/Shares Authorized	40,000,000		40,000,000
Sold	50,658	1,614,330	104,140	3,697,234
Issued in reinvestment of distributions	33,525	1,014,588	9,937	314,032
Redeemed	(62,490)	(2,140,726)	(23,201)	(770,232)
	21,693	488,192	90,876	3,241,034
G Class/Shares Authorized	1,300,000,000		N/A
Sold	675,115	17,485,107
Issued in connection with reorganization (Note 10)	38,668,740	1,003,951,333
Issued in reinvestment of distributions	141,176	3,423,529
Redeemed	(18,530)	(473,515)
	39,466,501	1,024,386,454
Net increase (decrease)	49,956,970	$1,314,783,106	(2,935,774)	$(111,794,999)
(1)May 5, 2022 (commencement of sale) through June 30, 2022 for the G Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,778,949,382	$130,559,739	—
Short-Term Investments	49,212	38,154,617	—
	$2,778,998,594	$168,714,356	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $20,235,602 futures contracts purchased.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2022, the effect of equity price risk derivative instruments on the Statement of Operations was $4,768,613 in net realized gain (loss) on futures contract transactions and $(969,686) in change in net unrealized appreciation (depreciation) on futures contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

24

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2022 and June 30, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$251,529,979	$20,498,334
Long-term capital gains	$356,471,095	$247,676,783

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,735,043,867
Gross tax appreciation of investments	$447,086,950
Gross tax depreciation of investments	(234,417,867)
Net tax appreciation (depreciation) of investments	212,669,083
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(33,843)
Net tax appreciation (depreciation)	$212,635,240
Undistributed ordinary income	—
Accumulated long-term gains	$198,523,547
Post-October capital loss deferral	$(207,117,591)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

10. Reorganization

On December 16, 2021, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of NT Equity Growth Fund, one fund in a series issued by the corporation, were transferred to Equity Growth Fund in exchange for shares of Equity Growth Fund. The purpose of the transaction was to combine two funds with substantially similar investment objectives and strategies. The financial statements and performance history of Equity Growth Fund survived after the reorganization. The reorganization was effective at the close of the NYSE on May 13, 2022.

The reorganization was accomplished by a tax-free exchange of shares. On May 13, 2022, NT Equity Growth Fund exchanged its shares for shares of Equity Growth Fund as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
NT Equity Growth Fund – G Class	103,917,236	Equity Growth Fund – G Class	38,668,740

The net assets of NT Equity Growth Fund and Equity Growth Fund immediately before the reorganization were $1,003,951,333 and $2,177,347,539, respectively. NT Equity Growth Fund's unrealized appreciation of $120,051,030 was combined with that of Equity Growth Fund. Immediately after the reorganization, the combined net assets were $3,181,298,872.

Assuming the reorganization had been completed on July 1, 2021, the beginning of the annual reporting period, the pro forma results of operations for the year ended June 30, 2022 are as follows:

Net investment income (loss)	$34,787,810
Net realized and unrealized gain (loss)	(516,566,533)
Net increase (decrease) in net assets resulting from operations	$(481,778,723)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of NT Equity Growth Fund that have been included in the fund’s Statement of Operations since May 13, 2022.
25

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$36.56	0.24	(3.83)	(3.59)	(0.22)	(8.60)	(8.82)	$24.15	(14.48)%	0.65%	0.65%	0.80%	0.80%	238%	$1,556,896
2021	$30.41	0.29	9.82	10.11	(0.29)	(3.67)	(3.96)	$36.56	35.42%	0.66%	0.66%	0.84%	0.84%	186%	$1,998,353
2020	$31.73	0.34	1.58	1.92	(0.33)	(2.91)	(3.24)	$30.41	5.86%	0.67%	0.67%	1.09%	1.09%	113%	$1,789,426
2019	$33.36	0.39	1.56	1.95	(0.37)	(3.21)	(3.58)	$31.73	7.21%	0.67%	0.67%	1.23%	1.23%	80%	$2,289,532
2018	$31.79	0.43	4.40	4.83	(0.40)	(2.86)	(3.26)	$33.36	15.62%	0.66%	0.66%	1.30%	1.30%	84%	$2,557,773
I Class
2022	$36.61	0.30	(3.84)	(3.54)	(0.28)	(8.60)	(8.88)	$24.19	(14.32)%	0.45%	0.45%	1.00%	1.00%	238%	$372,948
2021	$30.45	0.34	9.85	10.19	(0.36)	(3.67)	(4.03)	$36.61	35.68%	0.46%	0.46%	1.04%	1.04%	186%	$548,632
2020	$31.76	0.40	1.59	1.99	(0.39)	(2.91)	(3.30)	$30.45	6.10%	0.47%	0.47%	1.29%	1.29%	113%	$419,610
2019	$33.39	0.45	1.56	2.01	(0.43)	(3.21)	(3.64)	$31.76	7.41%	0.47%	0.47%	1.43%	1.43%	80%	$445,933
2018	$31.82	0.50	4.40	4.90	(0.47)	(2.86)	(3.33)	$33.39	15.87%	0.46%	0.46%	1.50%	1.50%	84%	$392,859

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2022	$36.50	0.15	(3.81)	(3.66)	(0.14)	(8.60)	(8.74)	$24.10	(14.73)%	0.90%	0.90%	0.55%	0.55%	238%	$51,847
2021	$30.36	0.20	9.81	10.01	(0.20)	(3.67)	(3.87)	$36.50	35.10%	0.91%	0.91%	0.59%	0.59%	186%	$75,252
2020	$31.69	0.26	1.57	1.83	(0.25)	(2.91)	(3.16)	$30.36	5.57%	0.92%	0.92%	0.84%	0.84%	113%	$61,504
2019	$33.32	0.31	1.57	1.88	(0.30)	(3.21)	(3.51)	$31.69	6.96%	0.92%	0.92%	0.98%	0.98%	80%	$81,086
2018	$31.76	0.35	4.39	4.74	(0.32)	(2.86)	(3.18)	$33.32	15.32%	0.91%	0.91%	1.05%	1.05%	84%	$91,750
C Class
2022	$35.92	(0.09)	(3.71)	(3.80)	(0.04)	(8.60)	(8.64)	$23.48	(15.34)%	1.65%	1.65%	(0.20)%	(0.20)%	238%	$3,397
2021	$29.98	(0.05)	9.66	9.61	—(3)	(3.67)	(3.67)	$35.92	34.07%	1.66%	1.66%	(0.16)%	(0.16)%	186%	$4,950
2020	$31.34	0.03	1.55	1.58	(0.03)	(2.91)	(2.94)	$29.98	4.80%	1.67%	1.67%	0.09%	0.09%	113%	$5,880
2019	$33.00	0.07	1.55	1.62	(0.07)	(3.21)	(3.28)	$31.34	6.17%	1.67%	1.67%	0.23%	0.23%	80%	$7,378
2018	$31.50	0.10	4.34	4.44	(0.08)	(2.86)	(2.94)	$33.00	14.48%	1.66%	1.66%	0.30%	0.30%	84%	$11,191
R Class
2022	$36.53	0.07	(3.82)	(3.75)	(0.08)	(8.60)	(8.68)	$24.10	(14.92)%	1.15%	1.15%	0.30%	0.30%	238%	$19,602
2021	$30.38	0.12	9.81	9.93	(0.11)	(3.67)	(3.78)	$36.53	34.77%	1.16%	1.16%	0.34%	0.34%	186%	$24,891
2020	$31.71	0.18	1.57	1.75	(0.17)	(2.91)	(3.08)	$30.38	5.31%	1.17%	1.17%	0.59%	0.59%	113%	$21,394
2019	$33.34	0.23	1.57	1.80	(0.22)	(3.21)	(3.43)	$31.71	6.69%	1.17%	1.17%	0.73%	0.73%	80%	$21,413
2018	$31.78	0.28	4.37	4.65	(0.23)	(2.86)	(3.09)	$33.34	15.06%	1.16%	1.16%	0.80%	0.80%	84%	$22,576

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2022	$36.62	0.30	(3.84)	(3.54)	(0.28)	(8.60)	(8.88)	$24.20	(14.34)%	0.45%	0.45%	1.00%	1.00%	238%	$4,553
2021	$30.45	0.34	9.86	10.20	(0.36)	(3.67)	(4.03)	$36.62	35.72%	0.46%	0.46%	1.04%	1.04%	186%	$6,096
2020	$31.77	0.40	1.58	1.98	(0.39)	(2.91)	(3.30)	$30.45	6.06%	0.47%	0.47%	1.29%	1.29%	113%	$2,302
2019	$33.39	0.45	1.57	2.02	(0.43)	(3.21)	(3.64)	$31.77	7.44%	0.47%	0.47%	1.43%	1.43%	80%	$2,069
2018	$31.82	0.43	4.47	4.90	(0.47)	(2.86)	(3.33)	$33.39	15.83%	0.46%	0.46%	1.50%	1.50%	84%	$1,556
G Class
2022(4)	$26.97	0.10	(2.63)	(2.53)	(0.11)	(0.13)	(0.24)	$24.20	(9.43)%	0.01%(5)	0.45%(5)	2.74%(5)	2.30%(5)	238%(6)	$955,076

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
(4)May 5, 2022 (commencement of sale) through June 30, 2022.
(5)Annualized.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2022.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Quantitative Equity Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Growth Fund (the “Fund”), one of the funds constituting the American Century Quantitative Equity Funds, Inc., as of June 30, 2022, the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Equity Growth Fund of the American Century Quantitative Equity Funds, Inc., as of June 30, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended June 30, 2021, and the financial highlights for each of the four years in the period ended June 30, 2021, were audited by other auditors, whose report, dated August 17, 2021, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
August 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
29

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	34	Kirby Corporation; Nabors Industries Ltd.; CYS Investments, Inc. (2012-2017)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	75	None
Jennifer Cabalquinto (1968)	Director	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	34	Sabio Holdings Inc.

30

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	34	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	34	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	34	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	34	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	139	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
31

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

32

Approval of Management Agreement

At a meeting held on June 21, 2022, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors (the "Directors"), including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary service levels and quality, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided by the Advisor and its affiliates to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.
33

In keeping with its practice, the Board held two meetings and the independent Directors met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any actions being taken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the
34

Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that
35

the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board also noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.

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Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Fund’s investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2022.

For corporate taxpayers, the fund hereby designates $42,803,956, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2022 as qualified for the corporate dividends received deduction.

The fund hereby designates $360,869,866, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2022.

The fund hereby designates $229,691,512 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2022.

The fund utilized earnings and profits of $4,398,771 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).
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Notes
40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92990 2208

Annual Report

June 30, 2022

Global Gold Fund
Investor Class (BGEIX)
I Class (AGGNX)
A Class (ACGGX)
C Class (AGYCX)
R Class (AGGWX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Second-Half Sell-Off Sank Stock Returns

Stock market performance changed dramatically during the 12-month period. In the first half, generally upbeat economic activity and corporate earnings supported solid six-month returns for most broad U.S. and global stock indices. Performance remained positive despite rapidly rising inflation and waning central bank support.

The market climate changed considerably in the period’s second half. Inflation, which was already at multiyear highs, rose to levels last seen in the early 1980s. The massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns and labor market shortages further aggravated the inflation rate. Russia’s invasion of Ukraine in February also exacerbated global inflationary pressures.

The Federal Reserve responded to surging inflation in March, launching an aggressive rate-hike campaign and ending its asset purchase program. Policymakers indicated taming inflation is their priority, even if the economy slips into recession in the process. Despite a rate-hike total of 1.5 percentage points through June 30, U.S. inflation climbed to a 41-year high of 9.1%.

The combination of accelerating inflation, tighter monetary policy, geopolitical strife and slowing economic growth fueled sharp market volatility and eventually triggered recession fears. U.S. and global stocks erased their first-half gains and plunged for the 12-month period. U.S. stocks generally fared better than non-U.S. stocks, and value stocks outperformed growth stocks. Commodities were a bright spot, rallying amid severe supply/demand imbalances and geopolitical tensions.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates a tense geopolitical backdrop. We will continue to monitor this evolving situation and what it broadly means for our clients and investment exposure.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
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Performance

Total Returns as of June 30, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	BGEIX	-19.33%	4.31%	-3.57%	8/17/88
NYSE Arca Gold Miners Index	—	-16.91%	6.09%	-3.37%	—
MSCI World Index	—	-14.34%	7.66%	9.51%	—
I Class	AGGNX	-19.20%	4.50%	-3.38%	9/28/07
A Class	ACGGX				5/6/98
No sales charge		-19.57%	4.02%	-3.82%
With sales charge		-24.21%	2.81%	-4.39%
C Class	AGYCX	-20.13%	3.27%	-4.53%	9/28/07
R Class	AGGWX	-19.69%	3.78%	-4.05%	9/28/07
C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2022
Investor Class — $6,948

NYSE Arca Gold Miners Index — $7,097

MSCI World Index — $24,806

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class
0.67%	0.47%	0.92%	1.67%	1.17%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Portfolio Commentary

Portfolio Managers: Yulin Long and Guan Wang

Performance Summary

Global Gold returned -19.33%* for the 12 months ended June 30, 2022. The fund’s benchmark, the NYSE Arca Gold Miners Index, returned -16.91%. The fund’s return reflects operating expenses, while the benchmark’s return does not. By comparison, the MSCI World Index, a broad measure of global equity market performance, returned -14.34%.

Gold’s Price Finished Slightly Higher Amid Significant Volatility

Gold’s price began the period at $1,763 an ounce, according to the World Gold Council. But in early March, in the wake of Russia’s invasion of Ukraine, gold approached a record high above $2,000 before ultimately giving back those gains to end June 30, 2022, at $1,817. Those changes capture the see-saw conditions buffeting gold’s price during the period. On the one hand, gold benefited from demand caused by surging inflation, stocks enduring their worst first-half performance of any year since 1970 and uncertainty relating to the war. On the other hand, the Federal Reserve (Fed) raised rates aggressively—reducing the precious metal’s appeal relative to Treasuries—and the U.S. dollar surged in value—raising gold’s price for non-U.S. buyers.

Typically, gold suffers when interest rates rise. And it’s true that the Fed raised rates at the fastest pace in nearly 25 years, and the yield on the 10-year Treasury note more than doubled during the period. Indeed, the benchmark 10-year yield nearly touched 3.50% at one point after starting the period at 1.45%. But it’s important to look beyond nominal to real yields—that is, the yield less the rate of inflation. Despite the sharp increase in nominal rates, real yields remained strongly negative because of the historic surge in inflation to multidecade highs. Negative real yields are inflationary and actually increase gold’s appeal. So that’s one reason why gold’s price held up relatively well even as the Fed aggressively raised rates.

Looking at sources of demand, investment demand as measured by gold exchange-traded fund (ETF) holdings surged in the first quarter of 2022, the latest period for which data are available. According to the World Gold Council, demand in the first quarter matched that of the third quarter of 2020, at the height of the pandemic. Central bank demand through the first quarter remained a net positive, though the rate of purchases slowed year over year. Gold’s comparatively high dollar price also had the effect of weighing on jewelry demand.

In terms of supply, gold’s near-record price reached in the period helped inspire record first-quarter mine output, according to preliminary estimates by the World Gold Council. Not only did mine supply grow, but so too did gold recycling activity, which hit the highest level since 2016. Significantly, provisional estimates show that producer net hedging declined, making 2021 the fourth year in the last five in which producer hedging fell. That’s important because gold miners sell some of their production forward (hedge) as a way to lock in current prices. So, when net hedging activity goes down, that is typically interpreted as a sign that producers expect higher prices going forward.

Turning to gold mining stocks, the all-in sustaining cost of production jumped to $1,232 during the period, the highest level in a decade. That reflects the effect of inflation on mining input costs. In addition, the higher gold’s price, the more viable higher-cost, low-quality mines become. That’s supported by World Gold Council data, which show a decline in the quality of gold ore being

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structures; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
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processed at mines. Add it all up, and gold mining profit margins fell again during the quarter and are now almost a third below their record high around $940 an ounce reached in 2020. For some perspective, however, today’s margin around $650 is nearly double the average maintained between 2012 and 2019.

Notable Detractors from Relative Results

The fund’s share price declined during a difficult period for gold stocks. Rising input costs hurt margins, even as gold’s price held up relatively well. The leading detractors from performance compared with the benchmark came from a range of industries and geographies. For example, Lithium Americas is an early stage lithium miner doing business in North and South America. It is well positioned to address growing demand for lithium used in electric vehicle batteries, among other applications. However, forecasts calling for sharp declines in lithium prices and news that some electric vehicle makers were looking to secure their own lithium supplies all weighed on the stock. It was a similar story for Liontown Resources, an Australian lithium miner who inked supply contracts with Tesla and other electric vehicle makers, only for the stock to decline along with the price of the ore. We exited both positions.

The stock of Australian gold miner Ramelius Resources fell sharply as pandemic- and weather-related disruptions limited output, while the company’s production costs rose. The share price of Barrick Gold—the second-largest position in the portfolio and the index—declined in part because of production slowdowns and its exposure to falling copper prices. Aluminum producer Norsk Hydro’s stock fell on expectations of slower demand and weaker aluminum pricing, while the Norway-based company deals with rising input costs and potential gas supply disruptions. We eliminated our stake in the company.

Key Contributors to Relative Performance

The leading individual contributor to relative performance was a stake in diversified Canadian miner Teck Resources. The company reported strong results and announced a share buyback program. Several other notable contributors share similarities—underweight positions in gold or silver miners whose stock was hit by rising production costs and the decline in gold late in the reporting period. For example, it was beneficial to have less exposure than the benchmark to Canada-based First Majestic Silver, Australian gold miner Evolution Mining and diversified U.S. miner Coeur Mining. Another key contributor was U.S.-based Kirkland Lake Gold, which was acquired during the period at a significant premium and so is no longer in the portfolio. African gold miner West African Resources remained on target to meet production targets at below industry-average costs, making the stock another notable contributor to performance compared with the benchmark. We exited our positions in First Majestic and Coeur Mining during the period.

Portfolio Positioning and Outlook

We continue to argue that gold does not make a complete investment program in itself—we believe it should be used as a small, strategic allocation in a larger portfolio. Gold company earnings are highly levered to changes in the price of the underlying metal, so we believe even a small allocation to gold company stocks can provide meaningful portfolio diversification benefits over time.

That’s important because we see no end to the uncertainty plaguing the markets at present. On the one hand, inflation is running at multidecade highs, and the Fed is ratcheting up interest rates. On the other hand, many economists believe the economy is headed for a recession, and there are serious geopolitical risks overhanging markets related to the ongoing tragedy in Ukraine.

Of course, gold’s price itself faces uncertainties. Gold’s traditional role as an inflation hedge waned during inflation’s long secular decline beginning in 1981. However, it is true that gold’s price is higher—though volatile—since inflation began to surge in April 2021. And it’s also thought that gold suffers in the face of rising interest rates. But as we’ve pointed out already, real interest rates (bond yields minus the rate of inflation) are negative and typically associated with inflation. Right now, consumer price inflation in the U.S. is running at a more than 40-year high of 9.1%, while the 10-year Treasury note yield was 2.98% on June 30. This isn’t a situation that is likely to correct itself anytime soon.
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Fund Characteristics

JUNE 30, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	97.8%
Exchange-Traded Funds	1.4%
Short-Term Investments	0.6%
Other Assets and Liabilities	0.2%

Top Five Countries*	% of net assets
Canada	56.9%
United States	19.5%
Australia	11.0%
South Africa	6.2%
China	2.2%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2022 to June 30, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/22	Ending Account Value 6/30/22	Expenses Paid During Period(1) 1/1/22 - 6/30/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$841.70	$2.97	0.65%
I Class	$1,000	$841.80	$2.05	0.45%
A Class	$1,000	$840.50	$4.11	0.90%
C Class	$1,000	$838.00	$7.52	1.65%
R Class	$1,000	$840.10	$5.25	1.15%
Hypothetical
Investor Class	$1,000	$1,021.57	$3.26	0.65%
I Class	$1,000	$1,022.56	$2.26	0.45%
A Class	$1,000	$1,020.33	$4.51	0.90%
C Class	$1,000	$1,016.61	$8.25	1.65%
R Class	$1,000	$1,019.09	$5.76	1.15%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
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Schedule of Investments

JUNE 30, 2022

	Shares	Value
COMMON STOCKS — 97.8%
Australia — 11.0%
Evolution Mining Ltd.	3,416,100	$5,581,743
Newcrest Mining Ltd.(1)	206,303	2,892,368
Newcrest Mining Ltd. (Sydney)	1,387,013	19,759,696
Northern Star Resources Ltd.	2,131,317	9,997,385
Perseus Mining Ltd.	5,916,800	6,419,945
Ramelius Resources Ltd.	4,586,700	2,745,378
Regis Resources Ltd.	913,800	813,835
Silver Lake Resources Ltd.(2)	3,306,000	2,748,073
West African Resources Ltd.(2)	6,537,400	5,442,506
Westgold Resources Ltd.	2,408,077	1,966,384
		58,367,313
Canada — 56.9%
Agnico Eagle Mines Ltd.	375,466	17,186,495
Agnico Eagle Mines Ltd. (New York)	401,300	18,363,488
Alamos Gold, Inc. (New York), Class A	93,100	653,562
B2Gold Corp. (New York)	3,595,300	12,188,067
Barrick Gold Corp.	3,022,020	53,459,534
Barrick Gold Corp. (Toronto)	300,500	5,313,378
Cameco Corp.	58,600	1,231,911
Centerra Gold, Inc.	1,030,800	6,991,054
Dundee Precious Metals, Inc.	1,250,100	6,225,249
Eldorado Gold Corp.(2)	512,700	3,276,153
Eldorado Gold Corp. (Toronto)(2)	430,300	2,744,533
Endeavour Mining PLC	819,104	16,945,882
Equinox Gold Corp.(1)(2)	221,000	981,240
Fortuna Silver Mines, Inc.(1)(2)	739,200	2,099,328
Franco-Nevada Corp. (New York)	383,900	50,513,562
Karora Resources, Inc.(2)	859,300	2,216,343
Kinross Gold Corp. (New York)	2,567,657	9,192,212
Lundin Gold, Inc.(2)	425,500	3,054,397
New Gold, Inc.(2)	3,635,200	3,889,664
OceanaGold Corp.(2)	320,231	604,440
OceanaGold Corp. (Toronto)(2)	4,872,700	9,350,193
Pan American Silver Corp. (NASDAQ)	347,600	6,837,292
SSR Mining, Inc.	807,400	13,483,580
Teck Resources Ltd., Class B	217,700	6,655,089
Torex Gold Resources, Inc.(2)	632,864	4,887,095
Wesdome Gold Mines Ltd.(2)	236,900	2,052,078
Wheaton Precious Metals Corp.	700,600	25,242,618
Yamana Gold, Inc. (New York)	3,466,181	16,117,742
		301,756,179
China — 2.2%
Zijin Mining Group Co. Ltd., H Shares	9,584,000	11,662,644
South Africa — 6.2%
AngloGold Ashanti Ltd., ADR	832,976	12,319,715
Gold Fields Ltd., ADR	1,693,400	15,443,808
10

	Shares	Value
Harmony Gold Mining Co. Ltd., ADR(1)	1,614,500	$5,053,385
		32,816,908
United Kingdom — 2.0%
Anglo American PLC	52,100	1,862,500
Centamin PLC	3,478,000	3,325,140
Hochschild Mining PLC	1,978,300	2,327,629
Pan African Resources PLC	11,753,900	2,991,994
		10,507,263
United States — 19.5%
Hecla Mining Co.	527,600	2,068,192
Newmont Corp.	1,492,380	89,050,315
Royal Gold, Inc.	114,721	12,249,908
		103,368,415
TOTAL COMMON STOCKS (Cost $400,746,942)		518,478,722
EXCHANGE-TRADED FUNDS — 1.4%
VanEck Gold Miners ETF (Cost $9,919,897)	266,900	7,307,722
SHORT-TERM INVESTMENTS — 0.6%
Money Market Funds — 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio(3)	2,070,644	2,070,644
Repurchase Agreements — 0.2%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 4.25%, 5/15/23 - 11/15/43, valued at $200,329), in a joint trading account at 1.43%, dated 6/30/22, due 7/1/22 (Delivery value $195,639)		195,631
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 4/15/28, valued at $1,199,645), at 1.44%, dated 6/30/22, due 7/1/22 (Delivery value $1,176,047)		1,176,000
		1,371,631
TOTAL SHORT-TERM INVESTMENTS (Cost $3,442,275)		3,442,275
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $414,109,114)		529,228,719
OTHER ASSETS AND LIABILITIES — 0.2%		809,565
TOTAL NET ASSETS — 100.0%		$530,038,284

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $5,357,552. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Non-income producing.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $5,681,417, which includes securities collateral of $3,610,773.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

JUNE 30, 2022
Assets
Investment securities, at value (cost of $412,038,470) — including $5,357,552 of securities on loan	$527,158,075
Investment made with cash collateral received for securities on loan, at value (cost of $2,070,644)	2,070,644
Total investment securities, at value (cost of $414,109,114)	529,228,719
Cash	92,356
Receivable for investments sold	2,784,023
Receivable for capital shares sold	837,723
Dividends and interest receivable	212,452
Securities lending receivable	2,519
533,157,792

Liabilities
Payable for collateral received for securities on loan	2,070,644
Payable for investments purchased	9,583
Payable for capital shares redeemed	714,968
Accrued management fees	313,963
Distribution and service fees payable	10,350
3,119,508

Net Assets	$530,038,284

Net Assets Consist of:
Capital (par value and paid-in surplus)	$555,245,156
Distributable earnings	(25,206,872)
$530,038,284

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$461,235,915	47,174,945	$9.78
I Class, $0.01 Par Value	$40,601,331	4,103,989	$9.89
A Class, $0.01 Par Value	$17,422,639	1,823,810	$9.55*
C Class, $0.01 Par Value	$2,874,641	317,774	$9.05
R Class, $0.01 Par Value	$7,903,758	837,664	$9.44
*Maximum offering price $10.13 (net asset value divided by 0.9425).

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED JUNE 30, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,113,224)	$13,762,232
Securities lending, net	80,821
Interest	8,840
13,851,893

Expenses:
Management fees	4,135,467
Distribution and service fees:
A Class	48,743
C Class	35,707
R Class	42,816
Directors' fees and expenses	40,947
Other expenses	1,815
4,305,495

Net investment income (loss)	9,546,398

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(27,466,025)
Foreign currency translation transactions	96,281
(27,369,744)

Change in net unrealized appreciation (depreciation) on:
Investments	(116,705,145)
Translation of assets and liabilities in foreign currencies	3,313
(116,701,832)

Net realized and unrealized gain (loss)	(144,071,576)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(134,525,178)

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2022 AND JUNE 30, 2021
Increase (Decrease) in Net Assets	June 30, 2022	June 30, 2021
Operations
Net investment income (loss)	$9,546,398	$7,555,418
Net realized gain (loss)	(27,369,744)	27,641,328
Change in net unrealized appreciation (depreciation)	(116,701,832)	(110,713,976)
Net increase (decrease) in net assets resulting from operations	(134,525,178)	(75,517,230)

Distributions to Shareholders
From earnings:
Investor Class	(10,533,623)	(6,765,812)
I Class	(1,020,391)	(1,047,347)
A Class	(301,763)	(189,141)
C Class	(37,861)	(3,612)
R Class	(125,151)	(60,612)
Decrease in net assets from distributions	(12,018,789)	(8,066,524)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(17,012,253)	26,612,243

Net increase (decrease) in net assets	(163,556,220)	(56,971,511)

Net Assets
Beginning of period	693,594,504	750,566,015
End of period	$530,038,284	$693,594,504

See Notes to Financial Statements.
14

Notes to Financial Statements

JUNE 30, 2022

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Gold Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world.

The fund offers the Investor Class, I Class, A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

15

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

16

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2022.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$2,070,644	—	—	—	$2,070,644
Gross amount of recognized liabilities for securities lending transactions					$2,070,644
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

17

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2022 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.3380% to 0.5200%	0.2500% to 0.3100%	0.64%
I Class		0.0500% to 0.1100%	0.44%
A Class		0.2500% to 0.3100%	0.64%
C Class		0.2500% to 0.3100%	0.64%
R Class		0.2500% to 0.3100%	0.64%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2022 were $363,831,962 and $375,491,693, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2022		Year ended June 30, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	800,000,000		800,000,000
Sold	10,330,701	$127,710,014	18,489,921	$261,375,323
Issued in reinvestment of distributions	910,785	10,126,967	490,058	6,225,774
Redeemed	(11,844,177)	(140,869,540)	(18,500,154)	(253,149,594)
	(602,691)	(3,032,559)	479,825	14,451,503
I Class/Shares Authorized	100,000,000		100,000,000
Sold	1,557,246	19,232,819	4,550,901	62,614,792
Issued in reinvestment of distributions	90,755	1,020,232	81,372	1,047,060
Redeemed	(2,980,620)	(35,853,961)	(4,614,047)	(59,800,756)
	(1,332,619)	(15,600,910)	18,226	3,861,096
A Class/Shares Authorized	30,000,000		30,000,000
Sold	848,416	10,535,940	1,195,712	16,855,240
Issued in reinvestment of distributions	27,028	293,579	14,843	184,324
Redeemed	(873,378)	(10,171,868)	(573,935)	(7,675,411)
	2,066	657,651	636,620	9,364,153
C Class/Shares Authorized	20,000,000		20,000,000
Sold	43,140	490,131	81,951	1,080,515
Issued in reinvestment of distributions	3,651	37,861	309	3,612
Redeemed	(63,996)	(726,632)	(113,797)	(1,412,274)
	(17,205)	(198,640)	(31,537)	(328,147)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	503,491	5,808,594	527,750	6,907,601
Issued in reinvestment of distributions	11,634	125,141	3,782	46,148
Redeemed	(420,019)	(4,771,530)	(583,681)	(7,690,111)
	95,106	1,162,205	(52,149)	(736,362)
Net increase (decrease)	(1,855,343)	$(17,012,253)	1,050,985	$26,612,243

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	$2,892,368	$55,474,945	—
Canada	222,953,131	78,803,048	—
China	—	11,662,644	—
United Kingdom	—	10,507,263	—
Other Countries	136,185,323	—	—
Exchange-Traded Funds	7,307,722	—	—
Short-Term Investments	2,070,644	1,371,631	—
	$371,409,188	$157,819,531	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries. Gold stocks are generally considered speculative because of high share price volatility. The price of gold will likely impact the value of the companies in which the fund invests. The price of gold will fluctuate, sometimes considerably. Though many investors believe that gold investments hedge against inflation, currency devaluations and stock market declines, there is no guarantee that these historical inverse relationships will continue.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2022 and June 30, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$12,018,789	$8,066,524
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

20

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$417,305,133
Gross tax appreciation of investments	$146,634,077
Gross tax depreciation of investments	(34,710,491)
Net tax appreciation (depreciation) of investments	111,923,586
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	3,200
Net tax appreciation (depreciation)	$111,926,786
Undistributed ordinary income	—
Accumulated short-term capital losses	$(106,185,876)
Accumulated long-term capital losses	$(30,629,816)
Late-year ordinary loss deferral	$(317,966)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$12.37	0.17	(2.54)	(2.37)	(0.22)	$9.78	(19.33)%	0.65%	1.46%	57%	$461,236
2021	$13.64	0.13	(1.26)	(1.13)	(0.14)	$12.37	(8.30)%	0.66%	0.96%	105%	$590,853
2020	$9.76	0.04	3.94	3.98	(0.10)	$13.64	41.12%	0.67%	0.35%	50%	$644,946
2019	$8.58	0.07	1.11	1.18	—	$9.76	13.75%	0.67%	0.84%	47%	$398,804
2018	$8.25	0.04	0.29	0.33	—	$8.58	4.00%	0.66%	0.47%	37%	$347,311
I Class
2022	$12.51	0.20	(2.57)	(2.37)	(0.25)	$9.89	(19.20)%	0.45%	1.66%	57%	$40,601
2021	$13.79	0.16	(1.27)	(1.11)	(0.17)	$12.51	(8.10)%	0.46%	1.16%	105%	$68,014
2020	$9.88	0.06	3.98	4.04	(0.13)	$13.79	41.34%	0.47%	0.55%	50%	$74,730
2019	$8.67	0.08	1.13	1.21	—	$9.88	13.96%	0.47%	1.04%	47%	$30,608
2018	$8.32	0.06	0.29	0.35	—	$8.67	4.21%	0.46%	0.67%	37%	$13,464
A Class
2022	$12.09	0.14	(2.48)	(2.34)	(0.20)	$9.55	(19.57)%	0.90%	1.21%	57%	$17,423
2021	$13.33	0.10	(1.23)	(1.13)	(0.11)	$12.09	(8.51)%	0.91%	0.71%	105%	$22,022
2020	$9.54	0.01	3.85	3.86	(0.07)	$13.33	40.72%	0.92%	0.10%	50%	$15,798
2019	$8.40	0.05	1.09	1.14	—	$9.54	13.57%	0.92%	0.59%	47%	$10,311
2018	$8.11	0.02	0.27	0.29	—	$8.40	3.58%	0.91%	0.22%	37%	$7,475

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2022	$11.46	0.05	(2.34)	(2.29)	(0.12)	$9.05	(20.13)%	1.65%	0.46%	57%	$2,875
2021	$12.63	(0.01)	(1.15)	(1.16)	(0.01)	$11.46	(9.18)%	1.66%	(0.04)%	105%	$3,838
2020	$9.04	(0.07)	3.66	3.59	—	$12.63	39.71%	1.67%	(0.65)%	50%	$4,628
2019	$8.03	(0.01)	1.02	1.01	—	$9.04	12.58%	1.67%	(0.16)%	47%	$2,994
2018	$7.80	(0.04)	0.27	0.23	—	$8.03	2.95%	1.66%	(0.53)%	37%	$2,463
R Class
2022	$11.94	0.11	(2.44)	(2.33)	(0.17)	$9.44	(19.69)%	1.15%	0.96%	57%	$7,904
2021	$13.17	0.06	(1.22)	(1.16)	(0.07)	$11.94	(8.79)%	1.16%	0.46%	105%	$8,868
2020	$9.42	(0.01)	3.80	3.79	(0.04)	$13.17	40.44%	1.17%	(0.15)%	50%	$10,464
2019	$8.32	0.02	1.08	1.10	—	$9.42	13.22%	1.17%	0.34%	47%	$5,573
2018	$8.05	—(3)	0.27	0.27	—	$8.32	3.35%	1.16%	(0.03)%	37%	$5,524

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Quantitative Equity Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Gold Fund (the “Fund”), one of the funds constituting the American Century Quantitative Equity Funds, Inc., as of June 30, 2022, the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Global Gold Fund of the American Century Quantitative Equity Funds, Inc., as of June 30, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended June 30, 2021, and the financial highlights for each of the four years in the period ended June 30, 2021, were audited by other auditors, whose report, dated August 17, 2021, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
August 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	34	Kirby Corporation; Nabors Industries Ltd.; CYS Investments, Inc. (2012-2017)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	75	None
Jennifer Cabalquinto (1968)	Director	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	34	Sabio Holdings Inc.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	34	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	34	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	34	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	34	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	139	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 21, 2022, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors (the "Directors"), including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary service levels and quality, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided by the Advisor and its affiliates to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two meetings and the independent Directors met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any actions being taken to improve performance. The Fund’s performance was above its benchmark for the one- and ten-year periods and below its benchmark for the three- and five-year periods reviewed by the Board. The

Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board also noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.

31

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Fund’s investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

33

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2022.

For corporate taxpayers, the fund hereby designates $3,529,039, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2022 as qualified for the corporate dividends received deduction.

For the fiscal year ended June 30, 2022, the fund intends to pass through to shareholders foreign source income of $11,270,245 and foreign taxes paid of $1,103,164, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on June 30, 2022 are $0.2077 and $0.0203, respectively.

34

Notes

35

Notes
36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92988 2208

Annual Report

June 30, 2022

Small Company Fund
Investor Class (ASQIX)
I Class (ASCQX)
A Class (ASQAX)
C Class (ASQCX)
R Class (ASCRX)
R5 Class (ASQGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Second-Half Sell-Off Sank Stock Returns

Stock market performance changed dramatically during the 12-month period. In the first half, generally upbeat economic activity and corporate earnings supported solid six-month returns for most broad U.S. and global stock indices. Performance remained positive despite rapidly rising inflation and waning central bank support.

The market climate changed considerably in the period’s second half. Inflation, which was already at multiyear highs, rose to levels last seen in the early 1980s. The massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns and labor market shortages further aggravated the inflation rate. Russia’s invasion of Ukraine in February also exacerbated global inflationary pressures.

The Federal Reserve responded to surging inflation in March, launching an aggressive rate-hike campaign and ending its asset purchase program. Policymakers indicated taming inflation is their priority, even if the economy slips into recession in the process. Despite a rate-hike total of 1.5 percentage points through June 30, U.S. inflation climbed to a 41-year high of 9.1%.

The combination of accelerating inflation, tighter monetary policy, geopolitical strife and slowing economic growth fueled sharp market volatility and eventually triggered recession fears. U.S. and global stocks erased their first-half gains and plunged for the 12-month period. U.S. stocks generally fared better than non-U.S. stocks, and value stocks outperformed growth stocks. Commodities were a bright spot, rallying amid severe supply/demand imbalances and geopolitical tensions.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates a tense geopolitical backdrop. We will continue to monitor this evolving situation and what it broadly means for our clients and investment exposure.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of June 30, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASQIX	-23.44%	3.34%	8.17%	—	7/31/98
Russell 2000 Index	—	-25.20%	5.16%	9.35%	—	—
I Class	ASCQX	-23.27%	3.56%	8.40%	—	10/1/99
A Class	ASQAX					9/7/00
No sales charge		-23.61%	3.11%	7.92%	—
With sales charge		-28.01%	1.89%	7.29%	—
C Class	ASQCX	-24.14%	2.32%	7.11%	—	3/1/10
R Class	ASCRX	-23.81%	2.84%	7.65%	—	8/29/03
R5 Class	ASQGX	-23.26%	3.55%	—	3.68%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2022
Investor Class — $21,948

Russell 2000 Index — $24,449

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.86%	0.66%	1.11%	1.86%	1.36%	0.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Steven Rossi, Guan Wang and Arun Daniel

In April 2022, Arun Daniel joined the fund’s management team.

Performance Summary

Small Company returned -23.44%* for the fiscal year ended June 30, 2022, compared with the -25.20% return of its benchmark, the Russell 2000 Index.

Small Company declined in value during the fiscal year, although it outperformed its benchmark, the Russell 2000 Index. Small Company’s stock selection process incorporates factors of valuation, quality, growth and sentiment, while striving to minimize unintended risks along industries and other risk characteristics. The fund’s outperformance compared with the benchmark was primarily driven by stock selection decisions in the health care, information technology and communication services sectors. Stock selection in the financials sector weighed on performance, as did positioning in the real estate and utilities sectors.

Several Sectors Contributed to Relative Returns

Stock choices were the largest driver of the fund’s relative results. Security selection in the health care sector contributed the most to performance, primarily within the biotechnology industry. An off-benchmark position in United Therapeutics and an overweight position in Halozyme Therapeutics were significant contributors to the sector’s performance compared with the benchmark. United Therapeutics produced stellar earnings in three of the last four quarters. In addition, it recently received FDA approval of its treatment for pulmonary and arterial hypertension associated with interstitial lung disease and has other promising projects underway. Oncology biotechnology company Halozyme Therapeutics specializes in drug delivery, and investors appeared optimistic about its recent acquisition. The leading individual contributor for the reporting period was pharmaceutical company Amphastar Pharmaceuticals. The company enjoys a strong and diverse generic drug portfolio, with new proprietary launches expected later this year.

Stock selection in the information technology sector also served as a tailwind, with holdings in the software and electronic equipment, instruments and components industries leading the way. Cloud storage provider Box contributed to relative performance. The company has seasoned leadership, sound execution and strong revenue growth. The communication services sector also contributed to relative outperformance, most notably in the entertainment industry. An underweight position in AMC Entertainment Holdings was a tailwind. The stock price of the movie theater chain—which surged in early to mid-2021 when retail investors drove up the stock prices of several companies widely shorted by hedge funds—returned to Earth in 2022. Small Company sold this position during the period.

An overweight to the energy sector also helped relative performance. The sector was a top performer during the period, particularly in the first half of 2022, when many other sectors declined in value. Improved oil and natural gas pricing and increased production activity boosted shares of exploration and production company Ovintiv. Strong energy prices meant several positions in the oil, gas and consumable fuels industry were among the top 10 overall contributors to performance compared with the benchmark.

Several Sectors Detracted From Relative Performance

Security selection in the financials sector detracted from the portfolio’s relative returns. An underweight to bank stocks weighed on relative performance. The banking industry tends to be

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

sensitive to economic growth and often benefits when interest rates rise. As a result, these stocks performed well in late 2021 and into 2022, before worries about recession took hold. Elsewhere in the sector, Trupanion, which provides medical insurance for pets, was a notable detractor. The company disappointed investors by underperforming earnings expectations in the first quarter despite strong revenue growth. Small Company eliminated the position, investing the proceeds in stocks believed to have more attractive risk/reward profiles. Sector allocation and stock selection were headwinds for the real estate sector during the period. Elsewhere, an underweight to the utilities sector detracted from relative performance. In such a difficult period for equities, more value-oriented utilities stocks held up better thanks to their relatively more attractive earnings and valuations.

Among notable individual detractors, Healthcare Services Group, which offers housekeeping, laundry, dining and nutritional services to health care companies, missed earnings expectations for several quarters during the period. Also, custom manufacturer Cimpress disappointed when it reported weaker-than-expected earnings despite exceeding revenue expectations. Finally, an off-benchmark position in specialty retailer RH weighed on performance. The company delivered lower-than-expected earnings and warned that demand is softening. Small Company eliminated these positions during the period.

Portfolio Positioning

Our disciplined, objective and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is an effective way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. As a result, our sector weights reflect where we are finding opportunities at a given time.

At period-end, the consumer staples sector was the portfolio’s largest relative weighting as the investment team’s screens identified a significant number of opportunities in the sector. The industrials sector was also an area of notable active exposure based on attractive factor profiles. Conversely, the portfolio’s health care sector underweight reflects more limited opportunities that align with the team’s stock selection model. Likewise, the team significantly reduced exposure to consumer discretionary names, repositioning the sector from an overweight to an underweight position based on less compelling factor scores.

6

Fund Characteristics

JUNE 30, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	99.0%
Short-Term Investments	2.1%
Other Assets and Liabilities	(1.1)%

Top Five Industries	% of net assets
Banks	7.4%
Software	5.9%
Biotechnology	5.2%
Oil, Gas and Consumable Fuels	4.6%
Equity Real Estate Investment Trusts (REITs)	4.1%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2022 to June 30, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/22	Ending Account Value 6/30/22	Expenses Paid During Period(1) 1/1/22 - 6/30/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$758.20	$3.75	0.86%
I Class	$1,000	$759.50	$2.88	0.66%
A Class	$1,000	$757.90	$4.84	1.11%
C Class	$1,000	$755.30	$8.10	1.86%
R Class	$1,000	$756.50	$5.92	1.36%
R5 Class	$1,000	$759.20	$2.88	0.66%
Hypothetical
Investor Class	$1,000	$1,020.53	$4.31	0.86%
I Class	$1,000	$1,021.52	$3.31	0.66%
A Class	$1,000	$1,019.29	$5.56	1.11%
C Class	$1,000	$1,015.57	$9.30	1.86%
R Class	$1,000	$1,018.05	$6.81	1.36%
R5 Class	$1,000	$1,021.52	$3.31	0.66%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

JUNE 30, 2022

	Shares	Value
COMMON STOCKS — 99.0%
Aerospace and Defense — 0.4%
AAR Corp.(1)	8,089	$338,444
Axon Enterprise, Inc.(1)	2,500	232,925
		571,369
Air Freight and Logistics — 1.0%
Atlas Air Worldwide Holdings, Inc.(1)	23,804	1,468,945
Auto Components — 0.2%
American Axle & Manufacturing Holdings, Inc.(1)	36,249	272,955
Automobiles — 0.3%
Winnebago Industries, Inc.	8,076	392,171
Banks — 7.4%
Ameris Bancorp	17,177	690,172
Associated Banc-Corp.	37,244	680,075
Bancorp, Inc.(1)	12,169	237,539
Bank OZK	14,260	535,178
Customers Bancorp, Inc.(1)	17,927	607,725
Enterprise Financial Services Corp.	10,608	440,232
Flushing Financial Corp.	24,374	518,191
Hancock Whitney Corp.	7,926	351,360
Heartland Financial USA, Inc.	15,071	626,049
Hilltop Holdings, Inc.	17,504	466,657
Hope Bancorp, Inc.	88,999	1,231,746
International Bancshares Corp.	10,473	419,758
OFG Bancorp	37,195	944,753
Popular, Inc.	7,110	546,972
QCR Holdings, Inc.	8,588	463,666
Renasant Corp.	25,498	734,597
Trico Bancshares	9,404	429,199
United Community Banks, Inc.	19,282	582,124
Valley National Bancorp	72,654	756,328
		11,262,321
Beverages — 1.1%
Coca-Cola Consolidated, Inc.	2,892	1,630,799
Biotechnology — 5.2%
ACADIA Pharmaceuticals, Inc.(1)	32,619	459,602
Alkermes PLC(1)	23,303	694,196
Amicus Therapeutics, Inc.(1)	49,340	529,912
Apellis Pharmaceuticals, Inc.(1)	15,533	702,402
Arcus Biosciences, Inc.(1)	20,744	525,653
Dynavax Technologies Corp.(1)(2)	35,271	444,062
Emergent BioSolutions, Inc.(1)	7,981	247,730
Exelixis, Inc.(1)	67,082	1,396,647
Halozyme Therapeutics, Inc.(1)	20,333	894,652
PTC Therapeutics, Inc.(1)	7,000	280,420
REGENXBIO, Inc.(1)	17,000	419,900
United Therapeutics Corp.(1)	4,568	1,076,404
Vericel Corp.(1)	9,824	247,368
		7,918,948
10

	Shares	Value
Building Products — 2.0%
American Woodmark Corp.(1)	7,038	$316,780
Apogee Enterprises, Inc.	5,700	223,554
Builders FirstSource, Inc.(1)	6,555	352,004
Quanex Building Products Corp.	10,324	234,871
Resideo Technologies, Inc.(1)	20,000	388,400
UFP Industries, Inc.	22,125	1,507,597
		3,023,206
Capital Markets — 3.4%
Artisan Partners Asset Management, Inc., Class A	10,682	379,959
BGC Partners, Inc., Class A	185,000	623,450
Cohen & Steers, Inc.	4,927	313,308
Evercore, Inc., Class A	14,577	1,364,553
Piper Sandler Cos.	9,569	1,084,742
PJT Partners, Inc., Class A	14,009	984,552
StoneX Group, Inc.(1)	6,384	498,399
		5,248,963
Chemicals — 2.3%
AdvanSix, Inc.	16,251	543,434
Ingevity Corp.(1)	20,392	1,287,551
Koppers Holdings, Inc.	12,219	276,638
Schweitzer-Mauduit International, Inc.	13,000	326,560
Tronox Holdings PLC, Class A	63,433	1,065,674
		3,499,857
Commercial Services and Supplies — 1.9%
ABM Industries, Inc.	20,181	876,259
ACCO Brands Corp.	48,000	313,440
BrightView Holdings, Inc.(1)	40,344	484,128
Brink's Co.	9,752	592,044
Interface, Inc.	18,644	233,796
Steelcase, Inc., Class A	34,522	370,421
		2,870,088
Communications Equipment — 1.6%
Extreme Networks, Inc.(1)	43,000	383,560
Infinera Corp.(1)	106,606	571,408
Viavi Solutions, Inc.(1)	113,356	1,499,700
		2,454,668
Construction and Engineering — 0.3%
Primoris Services Corp.	21,634	470,756
Consumer Finance — 0.7%
Navient Corp.	33,367	466,804
OneMain Holdings, Inc.	8,070	301,657
PROG Holdings, Inc.(1)	18,282	301,653
		1,070,114
Diversified Consumer Services — 0.5%
Graham Holdings Co., Class B	1,251	709,117
Diversified Telecommunication Services — 0.6%
Cogent Communications Holdings, Inc.	9,828	597,149
EchoStar Corp., Class A(1)	15,293	295,155
		892,304
Electric Utilities — 1.3%
Otter Tail Corp.	29,201	1,960,263
11

	Shares	Value
Electrical Equipment — 2.0%
Atkore, Inc.(1)	13,938	$1,156,993
Encore Wire Corp.	9,676	1,005,530
nVent Electric PLC	29,171	913,928
		3,076,451
Electronic Equipment, Instruments and Components — 1.6%
Avnet, Inc.	13,845	593,674
Benchmark Electronics, Inc.	20,680	466,541
Sanmina Corp.(1)	10,050	409,336
ScanSource, Inc.(1)	11,797	367,359
TD SYNNEX Corp.	2,818	256,720
TTM Technologies, Inc.(1)	26,825	335,312
		2,428,942
Energy Equipment and Services — 1.7%
Archrock, Inc.	36,362	300,714
ChampionX Corp.	42,263	838,920
Helix Energy Solutions Group, Inc.(1)	110,000	341,000
Nabors Industries Ltd.(1)	2,237	299,534
Oceaneering International, Inc.(1)	74,845	799,345
		2,579,513
Entertainment — 0.9%
Roku, Inc.(1)	3,654	300,140
World Wrestling Entertainment, Inc., Class A	18,001	1,124,882
		1,425,022
Equity Real Estate Investment Trusts (REITs) — 4.1%
CareTrust REIT, Inc.	45,009	829,966
Community Healthcare Trust, Inc.	9,241	334,617
Easterly Government Properties, Inc.	68,180	1,298,147
Four Corners Property Trust, Inc.	9,472	251,860
Office Properties Income Trust	19,029	379,629
Paramount Group, Inc.	77,000	556,710
PotlatchDeltic Corp.	34,934	1,543,733
SL Green Realty Corp.(2)	15,000	692,250
Universal Health Realty Income Trust	7,128	379,281
		6,266,193
Food and Staples Retailing — 2.4%
Ingles Markets, Inc., Class A	18,788	1,629,859
SpartanNash Co.	16,801	506,886
Sprouts Farmers Market, Inc.(1)	42,039	1,064,428
Weis Markets, Inc.	6,406	477,503
		3,678,676
Food Products — 3.8%
Fresh Del Monte Produce, Inc.	53,769	1,587,798
Nomad Foods Ltd.(1)	39,257	784,747
Post Holdings, Inc.(1)	10,223	841,864
Seaboard Corp.	191	741,573
TreeHouse Foods, Inc.(1)	43,363	1,813,441
		5,769,423
Gas Utilities — 1.4%
National Fuel Gas Co.	15,297	1,010,367
UGI Corp.	31,004	1,197,064
		2,207,431
12

	Shares	Value
Health Care Equipment and Supplies — 4.0%
Avanos Medical, Inc.(1)	16,937	$463,058
Enovis Corp.(1)	7,810	429,550
Lantheus Holdings, Inc.(1)	10,515	694,306
Merit Medical Systems, Inc.(1)	14,057	762,873
Novocure Ltd.(1)	10,148	705,286
Shockwave Medical, Inc.(1)	5,561	1,063,096
STAAR Surgical Co.(1)	6,949	492,893
Tandem Diabetes Care, Inc.(1)	13,170	779,532
Varex Imaging Corp.(1)	36,736	785,783
		6,176,377
Health Care Providers and Services — 3.0%
Addus HomeCare Corp.(1)	6,314	525,830
Amedisys, Inc.(1)	2,933	308,317
AMN Healthcare Services, Inc.(1)	16,279	1,785,969
Fulgent Genetics, Inc.(1)	10,779	587,779
National Healthcare Corp.	3,292	230,111
Option Care Health, Inc.(1)	23,575	655,149
R1 RCM, Inc.(1)	20,404	427,668
		4,520,823
Health Care Technology — 0.7%
Inspire Medical Systems, Inc.(1)	4,527	826,947
NextGen Healthcare, Inc.(1)	15,445	269,361
		1,096,308
Hotels, Restaurants and Leisure — 1.9%
Bloomin' Brands, Inc.	32,990	548,294
Red Rock Resorts, Inc., Class A	17,498	583,733
SeaWorld Entertainment, Inc.(1)	21,990	971,518
Texas Roadhouse, Inc.	6,329	463,283
Wingstop, Inc.	5,164	386,112
		2,952,940
Household Durables — 1.7%
La-Z-Boy, Inc.	21,200	502,652
M/I Homes, Inc.(1)	5,763	228,561
Meritage Homes Corp.(1)	6,200	449,500
Taylor Morrison Home Corp.(1)	21,375	499,320
Tri Pointe Homes, Inc.(1)	53,690	905,750
		2,585,783
Insurance — 1.6%
American Equity Investment Life Holding Co.	10,390	379,962
Genworth Financial, Inc., Class A(1)	150,662	531,837
Reinsurance Group of America, Inc.	4,279	501,884
Stewart Information Services Corp.	7,800	388,050
Unum Group	18,246	620,729
		2,422,462
Interactive Media and Services — 0.8%
Cargurus, Inc.(1)	16,400	352,436
Yelp, Inc.(1)	28,869	801,692
		1,154,128
Internet and Direct Marketing Retail — 0.1%
Etsy, Inc.(1)	3,047	223,071
13

	Shares	Value
IT Services — 1.4%
Conduent, Inc.(1)	67,483	$291,527
CSG Systems International, Inc.	10,306	615,062
Grid Dynamics Holdings, Inc.(1)	18,447	310,278
International Money Express, Inc.(1)	15,797	323,365
MAXIMUS, Inc.	10,833	677,171
		2,217,403
Leisure Products — 0.2%
Malibu Boats, Inc., Class A(1)	5,713	301,132
Life Sciences Tools and Services — 0.3%
Medpace Holdings, Inc.(1)	2,892	432,846
Machinery — 2.2%
Hillenbrand, Inc.	42,708	1,749,320
Mueller Industries, Inc.	31,183	1,661,742
		3,411,062
Marine — 0.8%
Eagle Bulk Shipping, Inc.	3,888	201,709
Matson, Inc.	13,892	1,012,449
		1,214,158
Media — 0.3%
Scholastic Corp.	12,000	431,640
Metals and Mining — 1.0%
Alpha Metallurgical Resources, Inc.	4,521	583,796
SunCoke Energy, Inc.	62,000	422,220
TimkenSteel Corp.(1)	25,825	483,186
		1,489,202
Multiline Retail — 0.6%
Dillard's, Inc., Class A(2)	1,822	401,878
Macy's, Inc.	31,781	582,228
		984,106
Oil, Gas and Consumable Fuels — 4.6%
Callon Petroleum Co.(1)	14,567	571,026
Comstock Resources, Inc.(1)	39,322	475,010
Laredo Petroleum, Inc.(1)	4,861	335,117
Murphy Oil Corp.	21,360	644,859
Oasis Petroleum, Inc.	2,396	291,473
Ovintiv, Inc.	31,235	1,380,275
PDC Energy, Inc.	27,413	1,688,915
SM Energy Co.	33,804	1,155,759
Talos Energy, Inc.(1)	26,462	409,367
		6,951,801
Paper and Forest Products — 0.9%
Clearwater Paper Corp.(1)	9,511	319,855
Louisiana-Pacific Corp.	9,581	502,140
Resolute Forest Products, Inc.(1)	43,985	561,249
		1,383,244
Personal Products — 0.4%
USANA Health Sciences, Inc.(1)	8,918	645,306
Pharmaceuticals — 1.8%
Amphastar Pharmaceuticals, Inc.(1)	9,846	342,542
Corcept Therapeutics, Inc.(1)	19,557	465,065
Innoviva, Inc.(1)	68,055	1,004,492
14

	Shares	Value
Jazz Pharmaceuticals PLC(1)	5,750	$897,058
		2,709,157
Professional Services — 3.4%
CRA International, Inc.	2,839	253,580
Heidrick & Struggles International, Inc.	12,000	388,320
Insperity, Inc.	17,089	1,705,995
Kelly Services, Inc., Class A	16,855	334,235
Kforce, Inc.	7,819	479,617
TriNet Group, Inc.(1)	21,834	1,694,755
TrueBlue, Inc.(1)	16,297	291,716
		5,148,218
Real Estate Management and Development — 1.5%
Cushman & Wakefield PLC(1)	90,444	1,378,366
Marcus & Millichap, Inc.	23,923	884,912
		2,263,278
Road and Rail — 0.4%
ArcBest Corp.	3,797	267,195
Lyft, Inc., Class A(1)	24,000	318,720
		585,915
Semiconductors and Semiconductor Equipment — 2.4%
CEVA, Inc.(1)	9,266	310,967
Formfactor, Inc.(1)	15,149	586,721
Lattice Semiconductor Corp.(1)	8,457	410,164
MaxLinear, Inc.(1)	17,584	597,504
Power Integrations, Inc.	4,229	317,217
Semtech Corp.(1)	16,703	918,164
Veeco Instruments, Inc.(1)	27,702	537,419
		3,678,156
Software — 5.9%
Alarm.com Holdings, Inc.(1)	14,913	922,518
Appfolio, Inc., Class A(1)	2,294	207,928
Box, Inc., Class A(1)	66,193	1,664,092
CommVault Systems, Inc.(1)	19,620	1,234,098
Domo, Inc., Class B(1)	13,500	375,300
Dropbox, Inc., Class A(1)	57,710	1,211,333
HubSpot, Inc.(1)	1,081	325,003
LiveRamp Holdings, Inc.(1)	8,000	206,480
Model N, Inc.(1)	13,826	353,669
Progress Software Corp.	5,838	264,461
Qualys, Inc.(1)	5,217	658,072
Rapid7, Inc.(1)	6,057	404,608
SPS Commerce, Inc.(1)	6,256	707,241
Workiva, Inc.(1)	5,800	382,742
		8,917,545
Specialty Retail — 2.5%
AutoNation, Inc.(1)	6,800	759,968
Caleres, Inc.	8,588	225,349
Children's Place, Inc.(1)	9,000	350,280
Group 1 Automotive, Inc.	7,177	1,218,655
MarineMax, Inc.(1)	14,000	505,680
Rent-A-Center, Inc.	10,644	207,026
Signet Jewelers Ltd.	9,951	531,980
		3,798,938
15

	Shares	Value
Technology Hardware, Storage and Peripherals — 0.6%
Pure Storage, Inc., Class A(1)	29,000	$745,590
Xerox Holdings Corp.	15,821	234,942
		980,532
Textiles, Apparel and Luxury Goods — 0.7%
Carter's, Inc.	4,390	309,407
Crocs, Inc.(1)	8,341	405,957
G-III Apparel Group Ltd.(1)	17,300	349,979
		1,065,343
Thrifts and Mortgage Finance — 2.9%
Axos Financial, Inc.(1)	8,602	308,382
Essent Group Ltd.	23,345	908,120
Federal Agricultural Mortgage Corp., Class C	4,945	482,879
Mr. Cooper Group, Inc.(1)	19,320	709,817
NMI Holdings, Inc., Class A(1)	24,000	399,600
Radian Group, Inc.	40,138	788,712
Walker & Dunlop, Inc.	8,000	770,720
		4,368,230
Trading Companies and Distributors — 1.6%
BlueLinx Holdings, Inc.(1)	6,918	462,192
Boise Cascade Co.	9,261	550,937
Titan Machinery, Inc.(1)	32,142	720,302
WESCO International, Inc.(1)	6,569	703,540
		2,436,971
Water Utilities — 0.3%
California Water Service Group	7,058	392,072
Wireless Telecommunication Services — 0.4%
Telephone and Data Systems, Inc.	35,613	562,329
TOTAL COMMON STOCKS (Cost $148,870,023)		150,648,971
SHORT-TERM INVESTMENTS — 2.1%
Money Market Funds — 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,668	2,668
State Street Navigator Securities Lending Government Money Market Portfolio(3)	1,121,798	1,121,798
		1,124,466
Repurchase Agreements — 1.4%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 4.25%, 5/15/23 - 11/15/43, valued at $302,084), in a joint trading account at 1.43%, dated 6/30/22, due 7/1/22 (Delivery value $295,012)		295,001
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 4/15/28, valued at $1,806,443), at 1.44%, dated 6/30/22, due 7/1/22 (Delivery value $1,771,071)		1,771,000
		2,066,001
TOTAL SHORT-TERM INVESTMENTS (Cost $3,190,467)		3,190,467
TOTAL INVESTMENT SECURITIES — 101.1% (Cost $152,060,490)		153,839,438
OTHER ASSETS AND LIABILITIES — (1.1)%		(1,615,407)
TOTAL NET ASSETS — 100.0%		$152,224,031

16

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,441,275. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $1,482,132, which includes securities collateral of $360,334.

See Notes to Financial Statements.
17

Statement of Assets and Liabilities

JUNE 30, 2022
Assets
Investment securities, at value (cost of $150,938,692) — including $1,441,275 of securities on loan	$152,717,640
Investment made with cash collateral received for securities on loan, at value (cost of $1,121,798)	1,121,798
Total investment securities, at value (cost of $152,060,490)	153,839,438
Cash	2,222
Receivable for investments sold	6,657,347
Receivable for capital shares sold	8,641
Dividends and interest receivable	94,915
Securities lending receivable	607
160,603,170

Liabilities
Payable for collateral received for securities on loan	1,121,798
Payable for investments purchased	7,109,318
Payable for capital shares redeemed	33,140
Accrued management fees	111,635
Distribution and service fees payable	3,248
8,379,139

Net Assets	$152,224,031

Net Assets Consist of:
Capital (par value and paid-in surplus)	$172,575,610
Distributable earnings	(20,351,579)
$152,224,031

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$134,506,851	10,834,390	$12.41
I Class, $0.01 Par Value	$6,006,845	480,628	$12.50
A Class, $0.01 Par Value	$8,693,411	724,579	$12.00*
C Class, $0.01 Par Value	$425,900	38,661	$11.02
R Class, $0.01 Par Value	$2,305,645	199,484	$11.56
R5 Class, $0.01 Par Value	$285,379	22,806	$12.51
*Maximum offering price $12.73 (net asset value divided by 0.9425).

See Notes to Financial Statements.
18

Statement of Operations

YEAR ENDED JUNE 30, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $4,244)	$2,367,704
Securities lending, net	10,785
Interest	5,001
2,383,490

Expenses:
Management fees	1,662,925
Distribution and service fees:
A Class	28,614
C Class	6,941
R Class	15,528
Directors' fees and expenses	12,602
Other expenses	2,840
1,729,450

Net investment income (loss)	654,040

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,748,712
Futures contract transactions	(168,693)
1,580,019

Change in net unrealized appreciation (depreciation) on:
Investments	(49,983,502)
Futures contracts	(100,171)
(50,083,673)

Net realized and unrealized gain (loss)	(48,503,654)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(47,849,614)

See Notes to Financial Statements.
19

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2022 AND JUNE 30, 2021
Increase (Decrease) in Net Assets	June 30, 2022	June 30, 2021
Operations
Net investment income (loss)	$654,040	$197,070
Net realized gain (loss)	1,580,019	49,597,454
Change in net unrealized appreciation (depreciation)	(50,083,673)	33,872,892
Net increase (decrease) in net assets resulting from operations	(47,849,614)	83,667,416

Distributions to Shareholders
From earnings:
Investor Class	(30,335,909)	(324,475)
I Class	(1,428,164)	(29,013)
A Class	(2,023,235)	(9,995)
C Class	(122,842)	—
R Class	(560,014)	—
R5 Class	(71,696)	(654)
Decrease in net assets from distributions	(34,541,860)	(364,137)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	10,957,555	(18,280,329)

Net increase (decrease) in net assets	(71,433,919)	65,022,950

Net Assets
Beginning of period	223,657,950	158,635,000
End of period	$152,224,031	$223,657,950

See Notes to Financial Statements.
20

Notes to Financial Statements

JUNE 30, 2022

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Company Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth by investing primarily in common stocks of small companies.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

21

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

22

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2022.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$1,121,798	—	—	—	$1,121,798
Gross amount of recognized liabilities for securities lending transactions					$1,121,798
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included.

23

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2022 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.5380% to 0.7200%	0.2500% to 0.3100%	0.84%
I Class		0.0500% to 0.1100%	0.64%
A Class		0.2500% to 0.3100%	0.84%
C Class		0.2500% to 0.3100%	0.84%
R Class		0.2500% to 0.3100%	0.84%
R5 Class		0.0500% to 0.1100%	0.64%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2022 were $397,451,455 and $412,626,864, respectively.

24

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2022		Year ended June 30, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	400,000,000		400,000,000
Sold	566,125	$9,898,901	1,759,611	$31,125,413
Issued in reinvestment of distributions	1,815,552	28,979,901	18,531	260,571
Redeemed	(1,687,634)	(28,391,812)	(2,646,959)	(39,898,893)
	694,043	10,486,990	(868,817)	(8,512,909)
I Class/Shares Authorized	40,000,000		40,000,000
Sold	76,265	1,426,742	80,819	1,362,866
Issued in reinvestment of distributions	88,710	1,426,219	2,024	28,980
Redeemed	(162,319)	(2,777,438)	(293,854)	(4,625,564)
	2,656	75,523	(211,011)	(3,233,718)
A Class/Shares Authorized	30,000,000		30,000,000
Sold	113,792	1,873,187	176,849	2,934,168
Issued in reinvestment of distributions	128,136	1,976,088	673	9,346
Redeemed	(209,401)	(3,378,446)	(226,828)	(3,596,911)
	32,527	470,829	(49,306)	(653,397)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	1,655	23,705	1,663	26,524
Issued in reinvestment of distributions	8,639	122,842	—	—
Redeemed	(24,810)	(383,151)	(17,102)	(241,040)
	(14,516)	(236,604)	(15,439)	(214,516)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	44,763	688,058	83,546	1,250,125
Issued in reinvestment of distributions	37,192	553,411	—	—
Redeemed	(73,681)	(1,130,139)	(538,675)	(7,049,293)
	8,274	111,330	(455,129)	(5,799,168)
R5 Class/Shares Authorized	40,000,000		40,000,000
Sold	5,737	109,361	12,222	226,028
Issued in reinvestment of distributions	4,453	71,696	45	654
Redeemed	(8,087)	(131,570)	(5,053)	(93,303)
	2,103	49,487	7,214	133,379
Net increase (decrease)	725,087	$10,957,555	(1,592,488)	$(18,280,329)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

25

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$150,648,971	—	—
Short-Term Investments	1,124,466	$2,066,001	—
	$151,773,437	$2,066,001	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $2,587,576 futures contracts purchased.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2022, the effect of equity price risk derivative instruments on the Statement of Operations was $(168,693) in net realized gain (loss) on futures contract transactions and $(100,171) in change in net unrealized appreciation (depreciation) on futures contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2022 and June 30, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$1,773,346	$364,137
Long-term capital gains	$32,768,514	—

26

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$152,237,034
Gross tax appreciation of investments	$11,041,383
Gross tax depreciation of investments	(9,438,979)
Net tax appreciation (depreciation) of investments	$1,602,404
Undistributed ordinary income	—
Accumulated short-term capital losses	$(13,420,483)
Post-October capital loss deferral	$(8,533,500)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. As a result of a shift in ownership of the fund, the utilization of the capital loss carryovers are limited annually. Any remaining accumulated gains after application of this limitation will be distributed to shareholders.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.
27

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$19.38	0.06	(3.92)	(3.86)	(0.05)	(3.06)	(3.11)	$12.41	(23.44)%	0.85%	0.35%	205%	$134,507
2021	$12.10	0.02	7.29	7.31	(0.03)	—	(0.03)	$19.38	60.46%	0.86%	0.13%	142%	$196,473
2020	$13.28	0.06	(1.14)	(1.08)	(0.10)	—	(0.10)	$12.10	(8.19)%	0.87%	0.45%	140%	$133,205
2019	$16.17	0.04	(1.39)	(1.35)	(0.01)	(1.53)	(1.54)	$13.28	(7.66)%	0.87%	0.30%	99%	$566,025
2018	$15.04	0.02	1.91	1.93	(0.02)	(0.78)	(0.80)	$16.17	13.18%	0.86%	0.11%	92%	$592,615
I Class
2022	$19.49	0.09	(3.94)	(3.85)	(0.08)	(3.06)	(3.14)	$12.50	(23.27)%	0.65%	0.55%	205%	$6,007
2021	$12.16	0.05	7.33	7.38	(0.05)	—	(0.05)	$19.49	60.82%	0.66%	0.33%	142%	$9,315
2020	$13.36	0.08	(1.14)	(1.06)	(0.14)	—	(0.14)	$12.16	(7.97)%	0.67%	0.65%	140%	$8,376
2019	$16.26	0.07	(1.40)	(1.33)	(0.04)	(1.53)	(1.57)	$13.36	(7.50)%	0.67%	0.50%	99%	$18,293
2018	$15.11	0.05	1.92	1.97	(0.04)	(0.78)	(0.82)	$16.26	13.42%	0.66%	0.31%	92%	$27,213
A Class
2022	$18.83	0.02	(3.78)	(3.76)	(0.01)	(3.06)	(3.07)	$12.00	(23.61)%	1.10%	0.10%	205%	$8,693
2021	$11.77	(0.02)	7.09	7.07	(0.01)	—	(0.01)	$18.83	60.14%	1.11%	(0.12)%	142%	$13,031
2020	$12.89	0.02	(1.10)	(1.08)	(0.04)	—	(0.04)	$11.77	(8.38)%	1.12%	0.20%	140%	$8,727
2019	$15.78	—(3)	(1.36)	(1.36)	—	(1.53)	(1.53)	$12.89	(7.90)%	1.12%	0.05%	99%	$14,960
2018	$14.72	(0.02)	1.86	1.84	—	(0.78)	(0.78)	$15.78	12.90%	1.11%	(0.14)%	92%	$23,970

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2022	$17.66	(0.11)	(3.47)	(3.58)	—	(3.06)	(3.06)	$11.02	(24.14)%	1.85%	(0.65)%	205%	$426
2021	$11.11	(0.13)	6.68	6.55	—	—	—	$17.66	58.87%	1.86%	(0.87)%	142%	$939
2020	$12.22	(0.07)	(1.04)	(1.11)	—	—	—	$11.11	(9.08)%	1.87%	(0.55)%	140%	$762
2019	$15.16	(0.10)	(1.31)	(1.41)	—	(1.53)	(1.53)	$12.22	(8.60)%	1.87%	(0.70)%	99%	$1,508
2018	$14.27	(0.13)	1.80	1.67	—	(0.78)	(0.78)	$15.16	12.01%	1.86%	(0.89)%	92%	$1,989
R Class
2022	$18.29	(0.02)	(3.65)	(3.67)	—	(3.06)	(3.06)	$11.56	(23.81)%	1.35%	(0.15)%	205%	$2,306
2021	$11.45	(0.05)	6.89	6.84	—	—	—	$18.29	59.74%	1.36%	(0.37)%	142%	$3,497
2020	$12.55	(0.01)	(1.07)	(1.08)	(0.02)	—	(0.02)	$11.45	(8.59)%	1.37%	(0.05)%	140%	$7,401
2019	$15.45	(0.03)	(1.34)	(1.37)	—	(1.53)	(1.53)	$12.55	(8.15)%	1.37%	(0.20)%	99%	$10,525
2018	$14.46	(0.06)	1.83	1.77	—	(0.78)	(0.78)	$15.45	12.56%	1.36%	(0.39)%	92%	$15,038
R5 Class
2022	$19.51	0.09	(3.95)	(3.86)	(0.08)	(3.06)	(3.14)	$12.51	(23.26)%	0.65%	0.55%	205%	$285
2021	$12.17	0.05	7.34	7.39	(0.05)	—	(0.05)	$19.51	60.77%	0.66%	0.33%	142%	$404
2020	$13.37	0.08	(1.14)	(1.06)	(0.14)	—	(0.14)	$12.17	(7.97)%	0.67%	0.65%	140%	$164
2019	$16.27	0.07	(1.40)	(1.33)	(0.04)	(1.53)	(1.57)	$13.37	(7.49)%	0.67%	0.50%	99%	$282
2018	$15.12	0.06	1.90	1.96	(0.03)	(0.78)	(0.81)	$16.27	13.34%	0.66%	0.31%	92%	$213

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Quantitative Equity Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Company Fund (the “Fund”), one of the funds constituting the American Century Quantitative Equity Funds, Inc., as of June 30, 2022, the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Small Company Fund of the American Century Quantitative Equity Funds, Inc., as of June 30, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended June 30, 2021, and the financial highlights for each of the four years in the period ended June 30, 2021, were audited by other auditors, whose report, dated August 17, 2021, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
August 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	34	Kirby Corporation; Nabors Industries Ltd.; CYS Investments, Inc. (2012-2017)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	75	None
Jennifer Cabalquinto (1968)	Director	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	34	Sabio Holdings Inc.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	34	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	34	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	34	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	34	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	139	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 21, 2022, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors (the "Directors"), including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary service levels and quality, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided by the Advisor and its affiliates to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two meetings and the independent Directors met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any actions being taken to improve performance. The Fund’s performance was above its benchmark for the one- and three-year periods and below its benchmark for the five- and ten-year periods reviewed by the Board.

The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board also noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Fund’s investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2022.

For corporate taxpayers, the fund hereby designates $1,584,222, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2022 as qualified for the corporate dividends received deduction.

The fund hereby designates $32,768,514, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2022.

The fund hereby designates $1,213,223 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2022.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92992 2208

Annual Report

June 30, 2022

Utilities Fund
Investor Class (BULIX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Second-Half Sell-Off Sank Stock Returns

Stock market performance changed dramatically during the 12-month period. In the first half, generally upbeat economic activity and corporate earnings supported solid six-month returns for most broad U.S. and global stock indices. Performance remained positive despite rapidly rising inflation and waning central bank support.

The market climate changed considerably in the period’s second half. Inflation, which was already at multiyear highs, rose to levels last seen in the early 1980s. The massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns and labor market shortages further aggravated the inflation rate. Russia’s invasion of Ukraine in February also exacerbated global inflationary pressures.

The Federal Reserve responded to surging inflation in March, launching an aggressive rate-hike campaign and ending its asset purchase program. Policymakers indicated taming inflation is their priority, even if the economy slips into recession in the process. Despite a rate-hike total of 1.5 percentage points through June 30, U.S. inflation climbed to a 41-year high of 9.1%.

The combination of accelerating inflation, tighter monetary policy, geopolitical strife and slowing economic growth fueled sharp market volatility and eventually triggered recession fears. U.S. and global stocks erased their first-half gains and plunged for the 12-month period. U.S. stocks generally fared better than non-U.S. stocks, and value stocks outperformed growth stocks. Commodities were a bright spot, rallying amid severe supply/demand imbalances and geopolitical tensions.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates a tense geopolitical backdrop. We will continue to monitor this evolving situation and what it broadly means for our clients and investment exposure.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of June 30, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	BULIX	4.98%	4.58%	7.31%	3/1/93
S&P 500 Utilities Index	—	14.30%	9.77%	10.47%	—
S&P 500 Index	—	-10.62%	11.30%	12.95%	—

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2012

Value on June 30, 2022
Investor Class — $20,250

S&P 500 Utilities Index — $27,072

S&P 500 Index — $33,816

Total Annual Fund Operating Expenses
Investor Class	0.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Yulin Long and Arun Daniel

In April 2022, Arun Daniel joined the fund’s management team. Tsuyoshi Ozaki is no longer with the firm.

Performance Summary

Utilities returned 4.98% for the 12 months ended June 30, 2022, trailing the 14.30% return of its benchmark, the S&P 500 Utilities Index. By comparison, the S&P 500 Index, a broad market measure, returned -10.62%.

Compared with the S&P 500 Utilities Index, the fund’s underperformance primarily reflects its exposure to nontraditional utilities companies—particularly those in the industrials sector. In contrast, the benchmark is entirely composed of utilities sector stocks. Our choices among electric utilities and multi-utilities stocks also detracted from relative performance.

Fundamentally, we believe the sector is poised for significant transformation over time as industry leaders, politicians, civil society and investors increasingly focus on Environmental, Social and Governance (ESG) concerns. Just consider the challenge in energy generation and transmission affecting Europe at present—the threat to cease export of Russian natural gas highlights the need for safe, reliable and sustainable power generation and transmission from diverse sources.

As a result, we look for investment opportunities more broadly in sectors and industries serving the transforming sector. We hold positions in industrials sector electric equipment companies, infrastructure real estate investment trusts, and information technology sector semiconductors and semiconductor equipment stocks addressing the utilities market. Among traditional utilities, we are meaningfully underweight in both multi-utilities and electric utilities. Unfortunately, that positioning detracted from performance compared with the benchmark in a period when utilities were among the best-performing segments of the market.

Utilities Performed Well Amid Sharp Market Decline

U.S. utilities stocks produced solid returns during an otherwise very challenging period for stocks. The broader market was buffeted by soaring inflation and rising interest rates. Inflation repeatedly hit multidecade highs over the last 12 months. In response, the Federal Reserve raised rates aggressively in 2022, including its most aggressive hike in nearly 25 years, increasing the policy rate by 75 basis points in May. Higher interest rates initially led to a rotation out of pandemic-era winners, which tended to be high-growth stocks, and into more economically sensitive, value-oriented stocks.

But later in the period, investors began to fear that higher Inflation and rising interest rates would lead to a recession. Indeed, economic growth in the first quarter of 2022 was negative. Performance was further affected by the tragic war in Ukraine. Beyond the terrible human consequences, the invasion disrupted commodity markets and sent energy prices soaring. This exacerbated fears of stagflation and led to a broad sell-off in which defensive stocks held up best. In those conditions, equity markets closed June with the worst first-half performance of any year since 1970.

Investor preference for more defensive, value-oriented stocks meant there was significant demand for utilities shares. Indeed, utilities stocks tend to be attractive for their steady, regulated earnings growth and comparatively high dividend payouts. Interestingly, utilities stocks produced gains despite a dramatic increase in both interest rates—which raise utilities’ financing costs—and natural energy prices—which raise their input costs. What’s more, Congress passed a trillion-dollar infrastructure bill late in 2021, which promises to provide billions of dollars to support the modernization of the power grid. However, it’s not clear if this will be sufficient to meet stated modernization and decarbonization goals, or if additional capital spending will be required.

4

Industrials Stocks Detracted the Most

The main source of weakness relative to the benchmark was positioning among electrical equipment companies in the industrials sector, Generac Holdings and Vertiv Holdings. These were growth-oriented stocks that performed very well during the pandemic but sold off sharply during the reporting period. It was a similar story for water pollution and treatment controls company Evoqua Water Technologies, also in the industrials sector. We eliminated these positions during the period.

Another key source of underperformance compared with the benchmark was positioning among electric utilities. It hurt to have less exposure than the benchmark in Exelon, NextEra Energy and Constellation Energy. Constellation was eliminated during the period, while NextEra Energy was a new position. Nevertheless, we were underweight on average for the period. In addition, we were overweight in Pinnacle West Capital and Fortum, which underperformed. We closed out the position in Fortum. Similarly, positioning among multi-utilities also detracted from relative returns.

Contributors to Return Came From Several Sectors and Industries

The largest contribution to performance compared with the benchmark came from an underweight position in American Water Works. The stock surged throughout much of 2021, leaving it vulnerable to news of a sale of one of its business units and disappointing earnings amid the broad growth sell-off of late 2021 and 2022. We eliminated the position. Other leading contributors were portfolio-only positions in energy stocks Targa Resources and National Fuel Gas, which benefited from strength in energy prices. We sold our stake in Targa Resources during the period. Similarly, diversified utility South Jersey Industries was another leading contributor, which is no longer in the portfolio after being acquired during the period at a significant premium. A new purchase and contributor to relative results during the period was PNM Resources, a regulated electric utility in New Mexico. The company agreed in 2020 to be acquired, but regulators rejected the deal in late 2021. As a result, the stock price fell to more attractive levels, and we built a position.

Portfolio Positioning

Utilities employs a structured, disciplined investment approach. We incorporate both growth and valuation measures into our stock selection process and attempt to balance the portfolio’s risk and expected return. The S&P 500 Utilities Index is entirely composed of utilities sector stocks, whereas we look for opportunities more broadly in sectors and industries serving the transforming sector. As a result, we are significantly underweight in both electric utilities and multi-utilities relative to the benchmark. Instead, we favor allocations in the industrials sector electrical equipment and construction and engineering companies; oil, gas and consumable fuels stocks in the energy sector; as well as semiconductors and semiconductor equipment stocks in the information technology sector.

5

Fund Characteristics

JUNE 30, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	99.3%
Short-Term Investments	0.7%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Top Five Sub-Industries	% of net assets
Electric Utilities	48.6%
Multi-Utilities	28.7%
Renewable Electricity	7.1%
Gas Utilities	3.3%
Oil and Gas Storage and Transportation	2.8%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2022 to June 30, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 1/1/22	Ending Account Value 6/30/22	Expenses Paid During Period(1) 1/1/22 - 6/30/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$928.20	$3.16	0.66%
Hypothetical
Investor Class	$1,000	$1,021.52	$3.31	0.66%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

JUNE 30, 2022

	Shares	Value
COMMON STOCKS — 99.3%
Coal and Consumable Fuels — 0.8%
Enviva, Inc.	42,949	$2,457,542
Electric Utilities — 48.6%
American Electric Power Co., Inc.	50,837	4,877,302
Duke Energy Corp.	260,981	27,979,773
Edison International	35,663	2,255,328
Entergy Corp.	117,663	13,253,560
Evergy, Inc.	107,717	7,028,534
Exelon Corp.	178,867	8,106,252
FirstEnergy Corp.	334,630	12,846,446
Iberdrola SA	225,606	2,348,875
NextEra Energy, Inc.	356,872	27,643,305
Pinnacle West Capital Corp.	132,138	9,661,931
PNM Resources, Inc.	210,222	10,044,407
Southern Co.	307,946	21,959,629
Xcel Energy, Inc.	37,598	2,660,435
		150,665,777
Electrical Components and Equipment — 2.5%
Atkore, Inc.(1)	40,061	3,325,464
nVent Electric PLC	143,029	4,481,098
		7,806,562
Gas Utilities — 3.3%
National Fuel Gas Co.	88,808	5,865,768
New Jersey Resources Corp.	59,665	2,656,883
UGI Corp.	45,320	1,749,805
		10,272,456
Independent Power Producers and Energy Traders — 1.3%
AES Corp.	194,209	4,080,331
Multi-Utilities — 28.7%
Avista Corp.	185,274	8,061,272
Brookfield Infrastructure Partners LP	73,896	2,824,305
CenterPoint Energy, Inc.	244,576	7,234,558
CMS Energy Corp.	124,281	8,388,968
Consolidated Edison, Inc.	148,108	14,085,071
Dominion Energy, Inc.	117,641	9,388,928
DTE Energy Co.	101,278	12,836,986
NiSource, Inc.	357,914	10,554,884
Public Service Enterprise Group, Inc.	17,503	1,107,590
Sempra Energy	96,692	14,529,907
		89,012,469
Oil and Gas Exploration and Production — 0.7%
Aker BP ASA	57,106	1,977,744
Oil and Gas Refining and Marketing — 0.7%
Valero Energy Corp.	19,606	2,083,726
Oil and Gas Storage and Transportation — 2.8%
Cheniere Energy, Inc.	17,209	2,289,313
Energy Transfer LP	290,638	2,900,567
9

	Shares	Value
Enterprise Products Partners LP	60,077	$1,464,077
ONEOK, Inc.	37,417	2,076,644
		8,730,601
Renewable Electricity — 7.1%
Boralex, Inc., A Shares	100,921	3,361,943
Brookfield Renewable Partners LP(1)	45,953	1,599,164
NextEra Energy Partners LP	186,432	13,825,797
Northland Power, Inc.	105,973	3,154,821
		21,941,725
Semiconductor Equipment — 1.5%
Enphase Energy, Inc.(1)	23,879	4,662,136
Wireless Telecommunication Services — 1.3%
T-Mobile US, Inc.(1)	29,706	3,996,645
TOTAL COMMON STOCKS (Cost $262,884,794)		307,687,714
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreements — 0.7%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 4.25%, 5/15/23 - 11/15/43, valued at $301,469), in a joint trading account at 1.43%, dated 6/30/22, due 7/1/22 (Delivery value $294,411)		294,399
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 4/15/28, valued at $1,799,363), at 1.44%, dated 6/30/22, due 7/1/22 (Delivery value $1,764,071)		1,764,000
TOTAL SHORT-TERM INVESTMENTS (Cost $2,058,399)		2,058,399
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $264,943,193)		309,746,113
OTHER ASSETS AND LIABILITIES†		141,273
TOTAL NET ASSETS — 100.0%		$309,887,386

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
10

Statement of Assets and Liabilities

JUNE 30, 2022
Assets
Investment securities, at value (cost of $264,943,193)	$309,746,113
Receivable for capital shares sold	176,064
Dividends and interest receivable	268,924
Securities lending receivable	191
310,191,292

Liabilities
Disbursements in excess of demand deposit cash	12,691
Payable for capital shares redeemed	124,181
Accrued management fees	167,034
303,906

Net Assets	$309,887,386

Investor Class Capital Shares, $0.01 Par Value
Shares authorized	300,000,000
Shares outstanding	18,526,128

Net Asset Value Per Share	$16.73

Net Assets Consist of:
Capital (par value and paid-in surplus)	$254,862,910
Distributable earnings	55,024,476
$309,887,386

See Notes to Financial Statements.
11

Statement of Operations

YEAR ENDED JUNE 30, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $26,886)	$8,147,974
Interest	6,003
Securities lending, net	773
8,154,750

Expenses:
Management fees	2,094,298
Directors' fees and expenses	20,229
Other expenses	2,677
2,117,204

Net investment income (loss)	6,037,546

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	15,632,721
Foreign currency translation transactions	(63,401)
15,569,320

Change in net unrealized appreciation (depreciation) on:
Investments	(5,698,970)
Translation of assets and liabilities in foreign currencies	2,190
(5,696,780)

Net realized and unrealized gain (loss)	9,872,540

Net Increase (Decrease) in Net Assets Resulting from Operations	$15,910,086

See Notes to Financial Statements.
12

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2022 AND JUNE 30, 2021
Increase (Decrease) in Net Assets	June 30, 2022	June 30, 2021
Operations
Net investment income (loss)	$6,037,546	$7,767,204
Net realized gain (loss)	15,569,320	17,326,000
Change in net unrealized appreciation (depreciation)	(5,696,780)	24,501,936
Net increase (decrease) in net assets resulting from operations	15,910,086	49,595,140

Distributions to Shareholders
From earnings	(23,897,603)	(23,113,178)

Capital Share Transactions
Proceeds from shares sold	32,763,217	20,349,902
Proceeds from reinvestment of distributions	22,718,447	21,708,419
Payments for shares redeemed	(51,706,838)	(76,357,062)
Net increase (decrease) in net assets from capital share transactions	3,774,826	(34,298,741)

Net increase (decrease) in net assets	(4,212,691)	(7,816,779)

Net Assets
Beginning of period	314,100,077	321,916,856
End of period	$309,887,386	$314,100,077

Transactions in Shares of the Fund
Sold	1,851,064	1,176,024
Issued in reinvestment of distributions	1,299,477	1,296,505
Redeemed	(2,921,663)	(4,406,756)
Net increase (decrease) in shares of the fund	228,878	(1,934,227)

See Notes to Financial Statements.
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Notes to Financial Statements

JUNE 30, 2022

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Utilities Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objectives are to seek current income and long-term growth of capital and income. The fund invests at least 80% of its assets in equity securities of companies engaged in the utilities industry. The fund offers the Investor Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

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The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

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Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. The rates for the Investment Category Fee range from 0.3380% to 0.5200% and the rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for the period ended June 30, 2022 was 0.64%.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2022 were $448,085,219 and $458,622,387, respectively.

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5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$296,844,331	$10,843,383	—
Short-Term Investments	—	2,058,399	—
	$296,844,331	$12,901,782	—

6. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2022 and June 30, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$12,316,659	$7,367,465
Long-term capital gains	$11,580,944	$15,745,713

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$264,760,200
Gross tax appreciation of investments	$49,625,289
Gross tax depreciation of investments	(4,639,376)
Net tax appreciation (depreciation) of investments	$44,985,913
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(1,233)
Net tax appreciation (depreciation)	$44,984,680
Undistributed ordinary income	—
Accumulated long-term gains	$14,688,344
Post-October capital loss deferral	$(4,648,548)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sale and return of capital dividends received.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$17.17	0.33	0.56	0.89	(0.31)	(1.02)	(1.33)	$16.73	4.98%	0.65%	1.86%	140%	$309,887
2021	$15.91	0.41	2.08	2.49	(0.39)	(0.84)	(1.23)	$17.17	15.95%	0.66%	2.34%	108%	$314,100
2020	$17.88	0.53	(1.97)	(1.44)	(0.53)	—	(0.53)	$15.91	(8.39)%	0.67%	2.95%	102%	$321,917
2019	$16.85	0.56	1.46	2.02	(0.56)	(0.43)	(0.99)	$17.88	12.26%	0.67%	3.20%	64%	$406,948
2018	$18.14	0.58	(0.58)	—(3)	(0.56)	(0.73)	(1.29)	$16.85	(0.06)%	0.67%	3.31%	48%	$405,844

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Quantitative Equity Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Utilities Fund (the “Fund”), one of the funds constituting the American Century Quantitative Equity Funds, Inc., as of June 30, 2022, the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Utilities Fund of the American Century Quantitative Equity Funds, Inc., as of June 30, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended June 30, 2021, and the financial highlights for each of the four years in the period ended June 30, 2021, were audited by other auditors, whose report, dated August 17, 2021, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
August 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	34	Kirby Corporation; Nabors Industries Ltd.; CYS Investments, Inc. (2012-2017)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	75	None
Jennifer Cabalquinto (1968)	Director	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	34	Sabio Holdings Inc.

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	34	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	34	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	34	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	34	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	139	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 21, 2022, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors (the "Directors"), including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary service levels and quality, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided by the Advisor and its affiliates to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.
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In keeping with its practice, the Board held two meetings and the independent Directors met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any actions being taken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the
25

Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was /below the median of the total expense ratios of the Fund’s peer universe. The Board concluded
26

that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board also noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.

27

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Fund’s investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2022.

For corporate taxpayers, the fund hereby designates $9,429,669, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2022 as qualified for the corporate dividends received deduction.

The fund hereby designates $11,580,944, or up to the maximum amount allowable, as long-term capital gains distributions (20% rate gain distributions) for the fiscal year ended June 30, 2022.

The fund hereby designates $6,596,272 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2022.
30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92986 2208

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Tanya S. Beder, Jennifer Cabalquinto, Anne Casscells and Peter F. Pervere are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2021: $212,114
FY 2022: $120,934

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2021: $0 FY 2022: $0
Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0 FY 2022: $0
(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2021: $0 FY 2022: $0
Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0 FY 2022: $0
(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2021: $144,500
FY 2022: $2,832,126

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Quantitative Equity Funds, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	August 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	August 24, 2022

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	August 24, 2022